Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

|X|   Filed by the Registrant

|_|   Filed by a Party other than the Registrant

      Check the appropriate box:


      |_|   Preliminary Proxy Statement

      |_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

      |X|   Definitive Proxy Statement

      |_|   Definitive Additional Materials

      |_|   Soliciting Material Pursuant to ss.240.14a-12

             GALAXY NUTRITIONAL FOODS, INC., a Delaware corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

      Payment of Filing Fee (Check the approximate box)

      |X|   No fee required.

      |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and O-11.

            1. Title of each class of securities to which transaction applies:

            2.    Aggregate number of securities to which transaction applies:

            3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            4.    Proposed maximum aggregate value of transaction:

            5.    Total fee paid:

            |_|   Fee paid previously with preliminary materials.

            |_| Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            1.    Amount Previously Paid:

            2.    Form, Schedule or Registration Statement No.:

            3.    Filing Party:

            4.    Date Filed:

                                     [LOGO]

                         GALAXY NUTRITIONAL FOODS, INC.
                                2441 Viscount Row
                             Orlando, Florida 32809

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD FRIDAY, SEPTEMBER 29, 2006

To the Stockholders:

The Annual Meeting of Stockholders of Galaxy Nutritional Foods, Inc. (the "Company"), will be held Friday, September 29, 2006 at 10:00 a.m. at the Company's headquarters, located at 2441 Viscount Row, Orlando, Florida 32809 for the following purposes:

      1. To elect five directors, for a term of one year each, until the next Annual Meeting of Stockholders and until their successors are elected and qualify.

      2.    To approve the Galaxy  Nutritional  Foods, Inc. 2006 Stock Incentive
            Plan.

      3. To ratify the retention of Cross, Fernandez and Riley, LLP as the independent registered public accounting firm of the Company for the fiscal year ending March 31, 2007.

      4. To transact such other business as may properly come before the meeting and any adjournment thereof.

Stockholders of record at the close of business on August 8, 2006 will be entitled to vote at the meeting or any adjournment thereof. Following the formal business of the meeting, we will report on the affairs of the Company and respond to questions of general interest to stockholders.


                                              By Order of the Board of Directors
                                              /s/ LeAnn Hitchcock
                                              LeAnn Hitchcock
                                              Corporate Secretary
Orlando, Florida
September 8, 2006

STOCKHOLDERS ARE REQUESTED TO VOTE YOUR SHARES BY PHONE, VIA THE INTERNET OR BY SIGNING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ENCLOSED STAMPED
ENVELOPE.  IF YOU ATTEND  THE  MEETING,  YOU MAY  REVOKE  YOUR PROXY AND VOTE IN
PERSON.

                         GALAXY NUTRITIONAL FOODS, INC.
                                2441 Viscount Row
                             Orlando, Florida 32809

                                 PROXY STATEMENT
                                       FOR
                       THE ANNUAL MEETING OF SHAREHOLDERS
                      to be held Friday, September 29, 2006

Proxies in the form enclosed with this proxy statement are solicited by the Board of Directors of Galaxy Nutritional Foods, Inc., a Delaware corporation (the "Company"), for the use at the Annual Meeting of Stockholders to be held Friday, September 29, 2006 at 10:00 a.m., or at any adjournments or postponements thereof. The Annual Meeting of Stockholders will be held at the Company's headquarters, located at 2441 Viscount Row, Orlando, Florida 32809.

This proxy statement and the enclosed proxy card are first being mailed on or about September 8, 2006 to the Company's stockholders entitled to vote at the meeting. References in this proxy statement to "Galaxy", "we", "us", "our', or the "Company" refers to Galaxy Nutritional Foods, Inc.

INFORMATION CONCERNING SOLICITATION AND VOTING

Record Date and Voting Securities
Only stockholders of record as of August 8, 2006 are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of August 8, 2006, 17,109,910 shares of our common stock, par value $.01 per share, were issued and outstanding.

Voting and Solicitation
Each share of common stock outstanding as of the record date will be entitled to one vote, and stockholders may vote in person or by proxy. At the Annual Meeting, we will be asking our stockholders to vote on a proposal 1) to elect certain directors; 2) to approve the 2006 Stock Incentive Plan; and 3) to ratify the retention of Cross, Fernandez, & Riley, LLP as the independent registered public accounting firm of our Company for the fiscal year ending March 31, 2007. Any stockholder given a proxy has the right to withhold authority for any named director or to vote for any individual nominee to the Board of Directors by writing that nominee's name in the space provided on the proxy. Our Board of Directors knows of no other matters to be presented at the meeting.

The solicitation of proxies in the accompanying form is made by, and on behalf of, our Board of Directors. Our Company will bear the cost of soliciting proxies. There will be no solicitation of proxies other than by mail or personal solicitation by our officers, directors and employees, and no additional compensation will be paid to such persons in connection with such services. We will make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of proxy materials to the beneficial owners of shares held of record by such persons, and such person will be reimbursed for reasonable expenses incurred by them.

How to Vote; How Your Proxy will be Voted
By submitting your proxy by phone or via the Internet or by signing and returning the enclosed proxy card, a stockholder will be giving its proxy to our Chairman of the Board of Directors and Chief Executive Officer and authorizing them to vote its shares.

Unless revoked, all properly executed proxies will be voted as specified. Proxies that are signed but that lack any specification will be voted FOR each nominee and FOR each other proposal described in this proxy statement. If any other matters properly come before the Annual Meeting, or if any of the persons named to serve as directors should decline or be unable to serve, the persons named in the proxy will vote in accordance with their discretion.

How to Revoke your Proxy
A stockholder has the power to revoke its proxy at any time before the convening of the Annual Meeting. A stockholder may revoke its proxy by delivering written notice of such revocation or by delivering a new proxy to the attention of LeAnn
C. Hitchcock, Corporate Secretary, on or before September 28, 2006. In addition, on the day of the Annual Meeting, prior to the convening thereof, revocations may be delivered to the tellers who will be seated at the door of the meeting room.

Quorum; Abstentions; Broker Non-Votes
Each share of issued and outstanding common stock entitles the holder thereof to one vote. Votes cast by proxy or in person at the Annual Meeting will be tabulated by an inspector of election appointed by the Board of Directors for the Annual Meeting and will determine whether a quorum is present.

If you abstain from voting as to any matter, your shares shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal.

If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter and has not received instructions from the beneficial owner, which is known as a "broker non-vote," those shares will be considered present at the Annual Meeting for purposes of determining a quorum but will not be considered to be represented at the Annual Meeting for purposes of calculating the vote required for approval of such matter. We encourage all stockholders whose shares are held in street name to provide their brokers with instructions on how to vote.

Questions

If you have any questions about the Annual Meeting or the proposals to be voted on at the Annual Meeting, or if you need assistance with regard to voting your shares or need additional copies of this proxy statement or copies of any of our public filings referred to in this proxy statement, please contact our investor relations department at:

Galaxy Nutritional Foods, Inc.
2441 Viscount Row
Orlando, Florida 32809
Attention: Investor Relations
Telephone No.:  (407) 855-5500
Facsimile No.: (407) 855-1099

Our public filings can also be accessed at the Securities and Exchange Commission's website at www.sec.gov.

PROPOSAL ONE:              ELECTION OF DIRECTORS

Board of Directors

The primary responsibility of the Board of Directors (the "Board") is to foster the long-term success of our Company, consistent with its fiduciary duty to the stockholders. The Board has responsibility for establishing broad corporate policies, setting strategic direction, and overseeing management, which is responsible for the day-to-day operations of our Company. In fulfilling this role, each director must exercise his good faith business judgment of the best interests of our Company. We do not have a policy regarding Board members' attendance at our annual meeting of stockholders, but we do encourage all Board members to attend the annual stockholders' meeting.

The Board typically holds regular meetings throughout the year and special meetings are held when necessary. The members of the Board typically attend the Annual Meeting of Stockholders and an organizational meeting follows immediately thereafter. Six out of seven Board members attended the last Annual Meeting of Stockholders held on September 24, 2004. The Board of Directors met eight times during the fiscal year ended March 31, 2006. Each director attended at least 85% of the meetings of the Board and committees of which such director is a member.

Communications with the Board
Stockholders who wish to communicate with the Board may do so by writing to Non-Management Directors, Board of Directors, Galaxy Nutritional Foods, Inc. 2441 Viscount Row Orlando, FL 32809. The non-management directors have established procedures for the handling of communications from stockholders and directed the Corporate Secretary to act as their agent in processing any communications received. All communications that relate to matters that are within the scope of the responsibilities of the Board and its Committees are to be forwarded to the non-management directors. Communications that relate to matters that are within the responsibility of one of the Board Committees are also to be forwarded to the chair of the appropriate Committee. Communications that relate to ordinary business matters that are not within the scope of the Board's responsibilities, such as consumer complaints, are to be sent to the appropriate executive. Solicitations, junk mail and obviously frivolous or inappropriate communications are not to be forwarded, but will be made available to any non-management director who wishes to review them.

Committees of the Board
The Board has established two Committees of the Board to assist it with the performance of its responsibilities: the Audit Committee and the Compensation Committee. The Board designates the members of these Committees and the Committee chairs annually at its organizational meeting following the Annual Meeting of Stockholders. Additionally, the Board has adopted corporate governance guidelines and charters for its Audit and Compensation Committees and a code of business conduct and ethics that applies to the members of its Board of Directors. All of these materials may be acquired free of charge by requesting a copy by writing to: Corporate Secretary, Galaxy Nutritional Foods, Inc. 2441 Viscount Row, Orlando, FL 32809 or visting our Company website at www.galaxyfoods.com. The chair of each Committee develops the agenda for that Committee and determines the frequency and length of Committee meetings.

Audit Committee.
Until January 2006, we maintained a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. From April 1, 2005 until January 21, 2006, the audit committee members were Thomas R. Dyckman, Joanne R. Bethlahmy and Patrice M.A.
Videlier. Mr. Dyckman and Mr. Videlier resigned from the Board and audit committee on January 21, 2006 and May 2, 2006, respectively. Ms. Bethlahmy resigned from the audit committee on January 21, 2006 in order to receive compensation for her consulting and marketing services she provided to our Company. Ms. Bethlahmy later resigned from the Board on July 20, 2006.

Prior to January 2006, the Board of Directors determined that all members of the audit committee were financially capable and that Thomas R. Dyckman, the audit committee chairman, was an "audit committee financial expert" within the meaning of the regulations of the Securities and Exchange Commission. Mr. Dyckman was considered an audit committee financial expert related to his significant and relevant accounting and financial experience as an author and Professor of Accounting at the S.C. Johnson Graduate School of Management at Cornell University. We have determined that all audit committee members were "independent" as that term is defined in Item 7(d)(3)(iv) of Schedule 14A promulgated under the Exchange Act. No other member of the audit committee received any payments from our Company other than compensation received for their service as a director of our Company prior to January 2006. After her resignation from the audit committee, Joanne R. Bethlahmy was paid $33,500 for her consulting and marketing plans and materials that she provided to our Company during the fiscal year ended March 31, 2006.

Since January 2006, due to the vacancies created through resignations on the Board, the Board has been fulfilling the function of the audit committee. On August 17, 2006, the Board resolved that when the Board acts in the capacity of the audit committee, Mr. Robert S. Mohel would serve as the Audit Committee Chairman and Mr. Mohel was determined to be an "audit committee financial expert" within the meaning of the regulations of the Securities and Exchange Commission based on his experience as a practicing Certified Public Accountant. It is the Board's intent that if issues arise that require action be taken by independent directors, those issues will be addressed by the remaining independent directors of the Board as necessary.

Compensation Committee.
Until January 2006, the Compensation Committee members consisted of Charles L. Jarvie (chairman), Thomas R. Dyckman and Joanne R. Bethlahmy. Mr. Jarvie and Mr. Dyckman resigned from the Board of Directors in January 2006. Since January 2006, due to the vacancies created through resignations on the Board, the Board has been fulfilling the function of the compensation committee. It is the Board's intent that if issues arise that require action be taken by independent directors, those issues will be addressed by the remaining independent directors of the Board as necessary.

None of the members of the Compensation Committee were or had been an officer or employee of our Company. All members were independent within the meaning of the listing standards of the American Stock Exchange ("AMEX").

Other Committees. Other than the Audit Committee and the Compensation Committee, the Board did not have any other committee, including a nominating committee, during the fiscal year ended March 31, 2006.

On November 15, 2004 the Board determined that it would not establish a formal nominating committee and it adopted certain procedural guidelines for director nominations. There have been no material changes to these procedures since their adoption in the prior fiscal year.

Nominees
Our Board is currently comprised of five members. It is proposed that the five directors presented hereon be elected to hold office until the next Annual Meeting of Stockholders and until their successors have been elected and qualified.

All of the nominees are currently serving as directors of our Company, all have consented to being named herein and all have indicated their intention to serve as our directors, if elected. Mr. Lipka agreed to serve as a director of our Company at the request of Frederick A. DeLuca, a beneficial owner of more than twenty percent of Company's common stock. Both Mr. Lipka and Mr. DeLuca are members of the Board of Directors of Doctors Associates, Inc.

The Board determined that each of the following nominees for director is independent as defined within the listing standards of the AMEX: Peter J. Jungsberger and Robert S. Mohel.

The nominees for the Board of Directors and certain information about them are set forth below:

DAVID H. LIPKA
Age:                    76
First Elected:          2002
Experience:             Galaxy  Nutritional  Foods, Inc. - Chairman of the Board
                        of   Directors   (Aug.   2003);   Director   of  Doctors
                        Associates,  Inc. (Subway Stores) and consultant to SCIS
                        Food Services Co. (2001-present);  DCA Food Industries -
                        various management positions including President & Chief
                        Executive  Officer  (1955-1995).
Other  Directorships:   Doctors Associates, Inc.

MICHAEL E. BROLL
Age:                    57
First Elected:          2003
Experience:             Galaxy Nutritional Foods, Inc. - Chief Executive Officer
                        (July 2004 -present;  Chef Solutions  Inc., a subsidiary
                        of Lufthansa  Service Group - President and CEO (1999 to
                        2002);  Allied-Domecq  Retailing  - head  of  its  total
                        supply chain for North America (1997 to 1999); Ready Pac
                        Produce, Inc. - President and COO (1995 to 1997); Nestle
                        USA - head of all  supply  chains for the  chilled  food
                        group in North America (1993 to 1995); Pillsbury Company
                        - Vice  President  of  Operations  for the bakery  group
                        supply chain (1991 to 1993)
Other Directorships:    None

PETER J. JUNGSBERGER
Age:                    39
First Elected:          2006
Experience:             Futuristic  Foods,  Inc. - consultant (2003- 2006); SCIS
                        Food  Services,  Inc./  Chef  Solutions,   Inc.  -  Vice
                        President of Sales (2002-2003); Landau Foods - Founder &
                        CEO (1984-2002).'
Other Directorships:    None

ROBERT S. MOHEL, CPA
Age:                    52
First Elected:          2006
Experience:             Mohel,  Bauer & Gass CPA's,  P.A. - partner (June 1980 -
                        present).

Other Directorships:    None

ANGELO S. MORINI
Age:                    63
First Elected:          1987
Experience:             Galaxy  Nutritional  Foods,  Inc. -  Founder,  President
                        (1987-2003),   Chairman   of  the  Board  of   Directors
                        (1987-2002),  and Chief Executive  Officer  (1987-2002);
                        Galaxy Cheese Company - President  (1980-1987),  General
                        Manager (1972-1980).
Other Directorships:    None

Vote Required for Election

The affirmative vote of the holders of a majority of outstanding shares of common stock present or represented at the annual meeting is required for the election of each of the nominees named above. Unless you specify otherwise, your proxy will be voted for the election of the nominees named above, all of whom are now directors. Abstentions, broker non-votes, and instructions on the accompanying proxy card to withhold authority to vote for one or more of the nominees will result in the respective nominees receiving fewer votes. If any nominee becomes unavailable, your proxy will be voted for a new nominee designated by the Board unless the Board reduces the number of directors to be elected. The Board knows of no reason why any nominee should be unable or unwilling to serve, but if such be the case, proxies will be voted for the election of some other person. In no event, however, shall the proxies be voted for a greater number of persons than the number of nominees named.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES DESCRIBED ABOVE.

PROPOSAL TWO: TO APPROVE THE GALAXY NUTRITIONAL FOODS, INC. 2006 STOCK INCENTIVE PLAN

On January 20, 2006, the Board adopted, subject to stockholder approval, the Galaxy Nutritional Foods, Inc. 2006 Stock Incentive Plan (the "Plan") for the purpose of enhancing the ability of the Company to attract and retain officers, employees, non-employee directors and consultants of outstanding ability and to provide officers, employees, non-employee directors and consultants with an interest in the Company parallel to that of the Company's stockholders. The Compensation and Stock Option Committee will assess the appropriateness of granting options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards and other stock-based awards to qualified individuals based upon their performance and the principles of sound corporate governance. A brief description of the major provisions of the Plan is set forth below to facilitate an informed decision by the stockholders entitled to vote on the approval of the Plan. This summary highlights only selected information from the Plan and does not contain all of the information that may be important to you. To understand the terms of the Plan fully, you should read the full text of the Plan, a copy of which is attached hereto as Appendix A. The affirmative vote of a majority of the outstanding shares present and entitled to vote at the annual meeting is required to approve the Plan.

      Term. No award will be granted under the Plan on or after the tenth anniversary of the earlier of the date the Plan is adopted by the Board or the date it is approved by the stockholders.

      Administration. The Plan will be administered by a committee that will consist of at least two members of the Board who are "non-employee directors" within the meaning of Rule 16b-3 as promulgated under Section 16 of the Securities Exchange Act of 1934, as amended, "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code, and, to the extent required, "independent directors" under the rules of any exchange or system on which the Company's securities are listed or traded at the request of the Company.

With respect to the application of the Plan to non-employee directors, the committee means the Board. The committee will have broad discretion, subject to the terms of the Plan, to approve the selection of participants, prescribe the terms and conditions of awards and establish rules and regulations for the interpretation and administration of the Plan.

In order to administer the Plan in an efficient manner, the committee may delegate to officers or directors of the Company, the authority, subject to such terms as the committee shall determine, to grant, cancel or suspend awards under the Plan to employees and to delegate such other powers as it deems advisable, consistent with applicable law and the rules of any exchange or system on which the Company's securities are listed or traded at the request of the Company.

Under the Plan, members of the committee will not be personally liable for any actions taken in good faith with respect to the Plan and will, to the extent permitted by law, be fully indemnified by the Company with respect to any such action or determination, except to the extent arising out of such individual's own fraud or bad faith.

      Eligibility. Individuals eligible to receive awards under the Plan shall be the officers, employees, non-employee directors and consultants of the Company and its subsidiaries selected by the committee; provided that, only employees of the Company and its subsidiaries may be granted incentive stock options.

      Stock Subject to the Plan. Common stock available for issue or distribution under the Plan shall be authorized and unissued shares or shares held in or acquired for the treasury of the Company or both. Subject to adjustment under the Plan, the maximum total number of shares of common stock which shall be available for the grant of awards under the Plan shall be one million plus any shares available for grant under the Company's prior plans as of the date the Plan is approved by the stockholders. For purposes of this limitation, any common stock subject to an award that is canceled, forfeited or expires prior to exercise, if granted under the Plan or the Company's prior plans, shall again become available for grant under the Plan. After stockholder approval of the Plan, no further awards will be granted under the Company's prior plans.

The maximum payment under any performance award denominated in dollars under the Plan to each eligible employee for any fiscal year shall be $500,000. Nothing in the Plan prohibits the Company from adopting other equity compensation programs for employees of the Company and its subsidiaries, including employees eligible for grants under the Plan.


Nothing  in  the  Plan   prohibits  the  Company  from  adopting   other  equity
compensation programs for employees of the Company and its subsidiaries, including employees eligible for grants under the Plan.

      Type of Awards; General Terms. Incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards and other stock-based awards may be granted under the Plan. Except as otherwise determined by the committee, awards are not transferable other than by will or the laws of descent and distribution. In the event of a participant's termination of service, the participant's outstanding awards will terminate upon the expiration of a period specified by the committee.

      Stock Options. The Plan authorizes the committee to grant non-qualified stock options and incentive stock options to purchase shares of common stock. These two types of options differ principally in the manner in which they are taxed, which differences are discussed below in this Proposal No. 2 under the heading "MATERIAL FEDERAL INCOME TAX CONSEQUENCES." Options provide their holders the opportunity to purchase shares of Company common stock for a specified exercise price during a specified period. The committee will determine the number of shares of common stock subject to each option, the term of each option, the exercise price (which may not be less than the fair market value of the common stock at the time of grant), any vesting schedule, and the other material terms of each option. Options will be exercisable at such times and subject to such terms as are determined by the committee at grant. The maximum term of stock options under the Plan is ten years. Unless otherwise provided at the time of grant, upon the death or disability of a participant, nonqualified options that would otherwise remain exercisable following such death or disability shall remain exercisable for one year following such death or disability, notwithstanding the term of the option. An option may be exercised by a person entitled to exercise the option, in whole or in part, by written notice to the Company specifying the number of shares to be purchased, together with payment in full of the exercise price. The exercise price may be paid by cash or certified check, bank draft, money order or wire transfer or on such other terms and conditions as may be acceptable to the committee.

      Stock Appreciation Rights. The Plan authorizes the committee to grant stock appreciation rights ("SARs") either in tandem with an option or independent of an option. An SAR is a right to receive a payment either in cash or common stock (as determined by the committee) equal in value to the excess of the fair market value of one share of common stock on the date of exercise over the exercise price per share of the SAR. The committee will determine the terms and conditions of SARs at the time of grant, but generally SARs will be subject to the same terms and conditions as options (as described above).

      Restricted Stock Awards and Restricted Stock Unit ("RSU") Awards. The Plan authorizes the committee to grant restricted stock awards and RSU awards.
Recipients of restricted stock awards and RSU awards must enter into an agreement with the Company subjecting the restricted stock awards or RSU awards to transfer and other restrictions and providing the criteria or dates on which such restrictions lapse. Restricted stock awards are grants of shares of common stock that are subject to forfeiture until the specified restrictions lapse, whereas RSU awards are notional awards that are paid out in shares when the restrictions lapse. Restricted stock awards and RSU awards may vest over time, based on performance criteria or other factors (including, without limitation, performance goals that are intended to comply with the performance-based compensation exception under Section 162(m) of the Code), as determined by the committee at grant. Unless otherwise prohibited by the committee or prohibited by law, the purchase price of a restricted stock award or RSU award shall be zero. Absent committee action to the contrary, any shares of common stock or other property (other than regular cash distributions) distributed as a dividend or otherwise with respect to any restricted stock award as to which the restrictions have not yet lapsed shall be subject to the same restrictions as the shares covered by the award. RSU awards may be settled in common stock, cash or a combination, as determined by the committee.

      Performance Awards. The Plan authorizes the committee to grant performance awards entitling participants to receive a fixed number of shares of common stock or cash, as determined by the committee, upon the attainment of performance goals with respect to a designated performance period. Unless the committee determines otherwise at grant, the minimum Performance Period shall be one year.

      Other Awards. The Plan authorizes the committee to grant awards of common stock and other awards that are valued in whole or in part by reference to, or are payable in or otherwise based on, common stock, including but not limited to:

      o shares of common stock awarded purely as a bonus in lieu of cash and not subject to any restrictions or conditions;

      o shares of common stock in payment of the amounts due under an incentive or performance Plan sponsored or maintained by the Company or an affiliate;

      o     stock equivalent units; and

      o     awards valued by reference to book value of shares of common stock.

      Performance Goals. Performance-based awards granted under the Plan that are intended to satisfy the performance-based compensation exception under
Section 162(m) of the Code will vest based on attainment of specified performance goals established by the committee. These performance goals will be based on one or more of the following criteria selected by the committee, which may be set in terms of the performance of the Company or any subsidiary, division, business segment or other operational unit or business segment of the
Company:

o the attainment of certain target levels of, or a specified increase in, enterprise value or value creation targets, return on capital employed or return on invested capital;

      o the attainment of certain target levels of, or a specified increase in, after-tax or pre-tax profits;

      o the attainment of certain target levels of, or a specified increase in, the attainment of certain target levels of, or a specified increase in, operational cash flow or economic value added;

      o the attainment of a certain level of reduction of, or other specified objectives with regard to limiting the level of increase in all or a portion of, bank debt or other long-term or short-term public or private debt or other similar financial obligations, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the committee;

      o the attainment of certain target levels of, or a specified increase in, earnings per share or earnings per share from continuing operations;

      o the attainment of certain target levels of, or a specified increase in, net sales, revenues, net income or earnings before income tax or other exclusions;

      o the attainment of certain target levels of, or a specified increase in, after-tax or pre-tax return on stockholder equity;

      o the attainment of certain target levels of, or a specified increase in, the fair market value of the shares of the common stock of the Company;

      o the growth in the value of an investment in the common stock of the Company assuming the reinvestment of dividends;

      o the attainment of certain target levels of, or a specified reduction in, expenses;

      o implementation, completion or attainment of interim measurable goals with regard to research, development, products or projects; or

      o a transaction that results in the sale of stock or assets of the Company.

the committee may also exclude the impact of an event or occurrence it determines should be appropriately excluded, including:

      o restructurings, discontinued operations, extraordinary items and other unusual or non-recurring charges;

      o an event either not directly related to the operations of the Company or not within the reasonable control of the Company's management; or

      o a change in tax law or accounting standards required by generally accepted accounting principles.

      In addition, such performance goals may be based upon the attainment of specified levels of Company (or subsidiary, division, business segment or other operational unit of the Company) performance under one or more of the measures described above relative to the performance of other corporations. The committee may designate additional business criteria on which the performance goals may be based or adjust, modify or amend those criteria.

      Withholding Tax. The Company has the right to require any recipient of an award under the Plan to pay to the Company any amount of taxes that the Company shall be required to withhold with respect to the exercise of such award.

      Change-in-Control. Upon the occurrence of a Change-in-Control (as defined in the Plan), unless otherwise provided by the committee at grant or thereafter:

      t 6 12 o no acceleration of vesting or lapsing of restrictions shall occur if the committee determines prior to the occurrence of the Change-in-Control that the award will be continued after the Change-in-Control (except, barring a determination to the contrary by the committee, all awards shall vest in full upon a termination without cause or for good reason (as such terms are defined in the Plan) within 18 months after a Change-in-Control);

      o if not continued after the Change-in-Control, all outstanding options and non-tandem SARs will vest in full, the restrictions on all restricted stock awards or RSU awards shall lapse and any applicable restriction period (as defined in the Plan) shall end; and

      o if not continued after the Change-in-Control, all performance awards shall vest on the following schedule: (a) if at least 50% of the performance award's restriction period has been completed, the award will fully vest and be paid in full, and (b) if less than 50% of the performance award's Restriction Period (as defined in the Plan)has been completed, the award will vest in full and shall be paid at 50% of the award target.

      Adjustments. The committee will determine the appropriate adjustments to be made in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an award upon the occurrence of certain events affecting the capitalization of the Company. Notwithstanding satisfaction of any completion of any performance criteria, to the extent specified as of the date of grant date, the number of shares of common stock, options or other benefits granted, issued, retainable and/or vested under an award on account of satisfaction of such performance criteria may be reduced by the committee on the basis of such further considerations as the committee in its sole discretion shall determine.

      Termination and Amendment of the Plan. Subject to the rules referred to in the balance of this paragraph, the Board of Directors or the committee may at any time amend, in whole or in part, any or all of the provisions of the Plan, or suspend or terminate it entirely, retroactively or otherwise. Except to correct obvious drafting errors or as required to comply with applicable law, no such amendment may reduce the rights of a participant with respect to awards previously granted without the consent of the participant. In addition, without the approval of stockholders, no amendment may be made that would:

      o increase the aggregate number of shares of common stock that may be issued under the Plan;

      o     increase  the  maximum   individual   participant   share  or  other
            limitations for a fiscal year or other period;

      o change the classification of individuals eligible to receive awards under the Plan;

      o     extend the maximum option term;

      o     decrease the minimum exercise price of any award;

      o     materially alter the performance goals; or

      o require stockholder approval in order for the Plan to continue to comply with Code Section 162(m) or to the extent applicable to incentive stock options, Code Section 422, or to satisfy the rules of any exchange or system on which the Company's Securities are listed or traded at the request of the Company.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES

The following  discussion of the principal U.S.  federal income tax consequences
(i) to the recipient of exercising an option under the Plan, and (ii) to the Company of issuing an option under the Plan, is based on statutory authority and judicial and administrative interpretations as of the date of this proxy statement, which are subject to change at any time (possibly with retroactive effect) and may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of these tax consequences. This discussion is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the U.S., other than those individuals who are taxed on a residence basis in a foreign country. The U.S. federal income tax law is technical and complex and the discussion below represents only a general summary.

THE FOLLOWING SUMMARY IS INCLUDED HEREIN FOR GENERAL INFORMATION ONLY AND DOES NOT PURPORT TO ADDRESS ALL THE TAX CONSIDERATIONS THAT MAY BE RELEVANT. EACH RECIPIENT OF A GRANT IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES TO SUCH RECIPIENT OF THE GRANT AND THE DISPOSITION OF COMMON STOCK.

      Non-Qualified Stock Options. An individual receiving non-qualified stock options should not recognize taxable income at the time of grant. A participant should generally recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the option shares on exercise of the non-qualified stock options over the exercise price thereof. In general, subject to the limitations discussed below, the Company is entitled to deduct from its taxable income the amount that the participant is required to include in ordinary income at the time of such inclusion.

      Incentive Stock Options. An individual granted an incentive stock option will not generally recognize taxable income at the time of grant or, subject to certain conditions, at the time of exercise, although he or she may be subject to alternative minimum tax. In general, if a disqualifying disposition should occur (i.e., the shares acquired upon exercise of the option are disposed of within the later of two years from the date of grant or one year from the date of exercise), a participant will generally recognize ordinary compensation income in the year of disposition in an amount equal to the excess, if any, of the fair market value of the option shares at the time of exercise (or, if less, the amount realized on disposition), over the exercise price thereof. The
Company is not entitled to any deduction on account of the grant of the incentive stock options or the participant's exercise of the option to acquire common stock. However, in the event of a subsequent disqualifying disposition of such shares of common stock acquired pursuant to the exercise of an incentive stock option under circumstances resulting in taxable compensation to the participant, subject to the limitations discussed below, in general, the Company should be entitled to a tax deduction equal to the amount treated as taxable compensation to the participant.

      Section  162(m)  Limitation.  Subject to a limited  number of  exceptions,
Section 162(m) denies a deduction to a publicly held corporation for payments of remuneration in excess of $1,000,000 (if any) to its chief executive officer and the next four most highly paid officers. For this purpose, remuneration attributable to stock options is included within the $1,000,000 limitation. However, to the extent that certain procedural requirements are met (e.g., the Plan is approved by the stockholders of the Company, grants are made by the committee, the exercise price is equal to the fair market value of the underlying shares upon grant, etc.), gain from the exercise of stock options should not be subject to the $1,000,000 limitation.

The Company has attempted to structure the Plan in such a manner that the remuneration attributable to the stock options will not be subject to the $1,000,000 limitation. The Company has not, however, requested a ruling from the Internal Revenue Service or an opinion of counsel regarding this issue.

      Parachute Payments. In the event that the payment of any award under the Plan is accelerated because of a change in ownership (as defined in Section 280G of the Code) and such payment of an award, either alone or together with any other payments made to the participant, constitutes parachute payments under
Section 280G of the Code, then, subject to certain exceptions, a portion of such payments would be nondeductible to the Company and the participant would be subject to a 20% excise tax on such portion.

NEW PLAN BENEFITS

Because future participation in the plan and the level of participation will vary, it is not possible to determine the value of benefits which may be obtained by those eligible to participate in the plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE GALAXY NUTRITIONAL FOODS, INC. 2006 STOCK INCENTIVE PLAN.

PROPOSAL THREE: TO RATIFY THE RETENTION OF CROSS, FERNANDEZ & RILEY, LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING MARCH 31, 2007.

On July 18, 2006, the Board selected Cross, Fernandez & Riley, LLP ("CFR"), an independent member of the BDO Seidman Alliance network of firms, as the new independent accountant to audit the registrant's financial statements. Certain employees of CFR were previously contracted by BDO Seidman, LLP (our former independent accountant) to perform audit work on the Company for the fiscal years ended March 31, 2006 and 2005. Approximately 55% and 75% of the total hours spent by the auditors in carrying out the audit of the Company's financial statements for the fiscal years ended March 31, 2006 and 2005, respectively, were spent by CFR. All audit work conducted by CFR was reviewed by BDO Seidman. Other than communications in connection with the audit work performed by CFR for these periods and prior to July 18, 2006, there were no discussions between the Company and CFR regarding the application of accounting principles to specific completed or contemplated transactions, or the type of audit opinion that might be rendered on the Company's financial statements. Furthermore, other than communications in connection with the audit work performed by CFR, no written or oral advice was provided by CFR that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue. Other than in connection with the audit work for the fiscal years ended March 31, 2006 and 2005, the Company has not consulted with CFR regarding any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions to this item) or a reportable event (as described in paragraph
(a)(1)(v) of Item 304 of Regulation S-K).

We expect that a representative of CFR will be present during the Annual Meeting. The representative will have an opportunity to make a statement if he or she so desires and is expected to be available to respond to appropriate questions from stockholders.

Audit Fees
With respect to the fiscal years ended March 31, 2006 and 2005, the aggregate fees (including expenses) charged to our Company by BDO Seidman, LLP for auditing the annual financial statements and reviewing interim financial statements were $271,904 and $181,316, respectively. Audit fees consist of those fees incurred in connection with statutory and regulatory filings or engagements; fees necessary to perform an audit or review in accordance with Generally Accepted Auditing Standards; and services that generally only an independent accountant reasonably can provide, such as comfort letters, statutory audits, attest services, consents and assistance with and review of documents filed with the Securities and Exchange Commission ("SEC"). These fees also include charges for the review and responses to SEC comment letters, accounting research and audit committee meeting attendance.

Approximately 55% and 75% of the total hours spent by the auditors in carrying out the audit of our financial statements for the fiscal years ended March 31, 2006 and 2005, respectively were spent by CFR. CFR and its employees are not full-time, permanent employees of BDO Seidman, LLP.

Audit-Related Fees
BDO Seidman, LLP did not render any audit-related services during the fiscal years ended March 31, 2006 and 2005. CFR audited our 401k plan and charged our Company $8,000 and $7,700 during the fiscal years ended March 31, 2006 and 2005, respectively.

Tax Fees
BDO Seidman, LLP did not render any tax services during the fiscal years ended March 31, 2006 and 2005. CFR prepared our annual federal and state income tax returns and charged our Company $5,100 during each of the fiscal years ended March 31, 2006 and 2005, respectively.

All Other Fees
There were no fees for other services charged to our Company by BDO Seidman, LLP during the fiscal years ended March 31, 2006 and 2005. CFR charged our Company $4,938 and $2,500 during the fiscal years ended March 31, 2006 and 2005, respectively, related to miscellaneous research.

The Audit Committee considered and determined that BDO Seidman, LLP's and CFR's provision of non-audit services to our Company during the fiscal years ended March 31, 2006 and 2005 is compatible with maintaining their independence.

Audit Committee Pre-Approval Policies and Procedures.

The Audit Committee's pre-approval policy is as follows:

      o The Audit Committee will review and pre-approve on an annual basis any known audit, audit-related, tax and all other services, along with acceptable cost levels, to be performed by any audit firm. The Audit Committee may revise the pre-approved services during the period based on subsequent determinations. Pre-approved services typically include: statutory audits, quarterly reviews, regulatory filing requirements, consultation on new accounting and disclosure standards, employee benefit plan audits, reviews and reporting on our internal controls and specified tax matters.

      o Any proposed service that is not pre-approved on the annual basis requires a specific pre-approval by the Audit Committee, including cost level approval. The Audit Committee may delegate pre-approval authority to the Audit Committee chairman. The chairman must report to the Audit Committee, at the next Audit Committee meeting, any pre-approval decisions made.

The Audit Committee is responsible for approving all engagements to perform audit or non-audit services prior to Company engaging BDO Seidman, LLP or Cross, Fernandez and Riley, LLP. All of the services under the headings Audit Fees, Audit-Related Fees, Tax Fees, and All Other Fees were approved by the Audit Committee pursuant to Rule 2-01 paragraph (c)(7)(i)(C) of Regulation S-X of the Exchange Act.

Since January 2006, due to the vacancies created through resignations on the Board, the Board has been fulfilling the function of the audit committee. On August 17, 2006, the Board resolved that when the Board acts in the capacity of the audit committee, Mr. Robert S. Mohel would serve as the Audit Committee Chairman and Mr. Mohel was determined to be an "audit committee financial expert" within the meaning of the regulations of the Securities and Exchange Commission based on his experience as a practicing Certified Public Accountant. It is the Board's intent that if issues arise that require action be taken by independent directors, those issues will be addressed by the remaining independent directors of the Board as necessary.

           Audit Committee Report for Fiscal Year Ended March 31, 2006

The Audit Committee operates under a written charter, which sets forth its responsibilities and duties, as well as requirements for the Committee's composition and meetings. The Audit Committee held four telephonic meetings and one in-person meetings during the fiscal year ended March 31, 2006. From April 1, 2005 until January 21, 2006, the audit committee members were Thomas R. Dyckman, Joanne R. Bethlahmy and Patrice M.A. Videlier. Mr. Dyckman and Mr. Videlier resigned from the Board of Directors and audit committee on January 21, 2006 and May 2, 2006, respectively. Ms. Bethlahmy resigned from the audit committee on January 21, 2006 in order to receive compensation for her consulting and marketing services she provided to our Company. All members were in attendence for every meeting prior to January 21, 2006.

Since January 2006, due to the vacancies created through resignations on the Board, the Board has been fulfilling the function of the audit committee. It is the Board's intent that if issues arise that require action be taken by independent directors, those issues will be addressed by the remaining independent directors of the Board as necessary. At each of the meetings, the Committee reviewed and discussed the audited and non-audited financial statements, various business risks of the Company, financial management, accounting, and internal control issues with the Chief Financial Officer, the Internal Auditor, and BDO Seidman, LLP.

In each of its quarterly and annual meetings with representatives from BDO Seidman, LLP, the Company's independent registered public accounting firm, the Committee had them address the following issues:

      o Are the significant judgments and accounting estimates made by management in preparing the financial statements appropriate?

      o Based on the auditor's experience, and their knowledge of the Company, do the Company's financial statements fairly present to investors, the Company's financial position and performance for the reporting period in accordance with generally accepted accounting principles and SEC disclosure requirements?

      o Based on the auditor's experience, and their knowledge of the Company, has the Company implemented sufficient internal controls that are appropriate?

      o During the reporting period, have there been any disagreements with management or have the auditors received any communication indicating any improprieties with respect to the Company's management, accounting and reporting procedures or reports?

The Audit Committee discussed with its independent registered public accounting firm the relationship by which they are retained by the Committee and are required to raise any concerns about the Company's management or financial reporting and procedures directly with the Committee. In this context, we discussed with the independent public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

The Committee received from BDO Seidman, LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the Committee discussed with BDO Seidman, LLP that firm's independence. The Committee concluded that BDO Seidman, LLP is independent from the Company and its management.

Based on the Committees' review and discussions with the Company's management and its former independent registered public accounting firm, the Committee recommended that the Company's audited financial statements for the Company be included in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2006 to be filed with the Securities Exchange Commission.

The Audit Committee reviewed and discussed the fees paid to BDO Seidman, LLP and CFR during fiscal 2006 for audit, audit-related, tax and other services, and determined that the provision of non-audit services is compatible with BDO Seidman, LLP's and CFR's independence.

Respectively submitted by the members of the Board of Directors on July 10, 2006:
                                    David H. Lipka
                                    Joanne R. Bethlahmy
                                    Michael E. Broll
                                    Angelo S. Morini

Vote Required for Approval

The affirmative vote of the holders of a majority of outstanding shares of common stock present or represented at the annual meeting is required for the approval of this proposal. In accordance with Delaware law, abstentions will be counted for purposes of determining both whether a quorum is present at the meeting and the total number of shares represented and voting on this proposal. While broker non-votes will be counted for purposes of determining the presence or absence of a quorum, broker non-votes will not be counted for purposes of determining the number of shares represented and voting with respect to the particular proposal on which the broker has expressly not voted and, accordingly, will not affect the approval of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RETENTION OF CROSS, FERNANDEZ & RILEY, LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR.

DIRECTORS, EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES

The following table sets forth the current directors and executive officers of our Company as of August 28, 2006, as well as their respective ages and positions with our Company:

Name                    Age    Positions
---------------------  -----  --------------------------------------------------
David H. Lipka          76    Director, Chairman of the Board of Directors
Michael E. Broll        57    Director, Chief Executive Officer
Peter J. Jungsberger    39    Director
Robert S. Mohel         52    Director, Chairman of the Audit Committee
Angelo S. Morini        63    Director
Salvatore J. Furnari    41    Chief Financial Officer
John W. Jackson         48    Vice President of Sales
Christopher E. Morini   50    Vice President of New Business Development and Key
                              Accounts
Thomas J. Perno         51    Vice President of Contract Manufacturing
Kulbir Sabharwal        63    Vice President of Technical Services

The Board of Directors (the "Board") is comprised of the five positions. Three of the five directors are non-employee directors. The Chairman of the Board and the directors hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified. The executive officers of our Company are elected annually at the first Board meeting following the annual meeting of stockholders, and hold office until their respective successors are duly elected and qualified, unless sooner displaced.

Directors

David H. Lipka spent forty years (1955-1995) with DCA Food Industries Inc., an international manufacturer of food ingredients and equipment with combined sales in excess of $1 billion per annum, holding positions of president, chief executive officer, and chief operating officer. Since 2001, Mr. Lipka served on the board of directors of Doctor's Associates Inc. (Subway Stores) and has served on numerous boards including Dunkin Donuts Inc. (1989-1994), Allied-Lyons Inc. (1988-1994), and Kerry Group PLC (1995-1996). Mr. Lipka has also been chairman and chief executive officer of Pennant Foods and Leons Baking Company. He obtained a B.S. degree from Brooklyn College and attended the Graduate School of Business at New York University. Since December 2002, Mr. Lipka has agreed to serve as a director of our Company at the request of Frederick A. DeLuca, a beneficial owner of more than ten percent (10%) of our common stock. Both Mr. Lipka and Mr. DeLuca are members of the Board of Directors of Doctor's Associates Inc.

Michael E. Broll was appointed as a director of our Company in December 2003 and as Chief Executive Officer ("CEO") of our Company in July 2004 upon the resignation of Christopher J. New. Mr. Broll is a private investor and consultant in the food industry, and most recently was President and Chief Executive Officer, from 1999 to 2002, of Chef Solutions Inc., a subsidiary of Lufthansa Service Group ("LSG"), a business specializing in providing convenient baked foods and prepared meals to food service and retail segments of the food industry. As an executive of SCIS/Sky Chef's a subsidiary of ONEX Corporation, a Canadian based private equity group, Mr. Broll assembled a group of six companies in the bakery and prepared food business to ultimately form and merge into a one new entity called Chef Solutions Inc., an ONEX controlled company. Chef Solutions Inc. was subsequently sold to LSG in 2001. Mr. Broll's career also includes major executive assignments with Allied-Domecq Retailing as the head of its total supply chain for North America from 1997 to 1999, Ready Pac Produce, Inc. as President and Chief Operating Officer from 1995 to 1997, Nestle USA as the head of all supply chains for the chilled food group in North America from 1993 to 1995, and Pillsbury Company as Vice President of Operations for the bakery group supply chain from 1991 to 1993. Mr. Broll received his B.S. in Economics from the University of Illinois in 1978.

Peter J. Jungsberger is an independent investor, consultant and entrepreneur with many years of experience in the food industry. From October 2003 to November 2004, he worked with the management of Fresh Pack Foods, Inc. in product development, the restructuring of deli departments, and contracts with a major grocery chain and manufacturers involving fresh food and whole meal replacement products. From May 2003 to January 2006, Mr. Jungsberger developed and marketed whole meal products to Winn Dixie under a contract with Futuristic Foods, Inc. He served as Senior Vice President of Sales at SCIS Food Services, Inc. / Chef Solutions, Inc. from May 2002 through January 2003, where he increased revenues and realized significant savings through a realignment of the sales force, route consolidation, the implementation of second-tier distribution networks, and the facilitation of a national presence. Mr. Jungsberger was also founder and CEO of Landau Foods, an innovative company producing high quality meal solution products for the retail and food service markets, from 1984 until the company was sold to SCIS Food Services in 2002.

Robert S. Mohel, C.P.A., has been a practicing accountant since September 1975. He has been a partner with the Certified Public Accounting firm of Mohel, Elliott, Bauer & Gass CPA's, P.A since 1980. He has extensive experience in auditing, tax, structural finance and general accounting. Mr. Mohel is a member of the American Institute of Certified Public Accountants and the New Jersey Society of Certified Public Accountants. Mr. Mohel received his B.S. in Business Administration from Babson College in Wellesley, MA in 1975.

Angelo S. Morini was the Founder and inventor of our Company's healthier dairy alternative formula and was our President since its inception in 1980 until October 2003. On December 17, 2002, Mr. Morini resigned from his positions as Chief Executive Officer and Chairman of the Board of our Company and became the Vice-Chairman of the Board. Effective October 13, 2003, Mr. Morini resigned from his positions as Vice-Chairman and President of our Company and he is no longer involved in the daily operations of the Company. He retains the title of Founder and was named Chairman Emeritus. Between 1972 and 1980, Mr. Morini was the general manager of Galaxy Cheese Company, which operated as a sole proprietorship until its incorporation in May 1980. Prior to 1974, he was associated with the Food Service Division of Pillsbury Company and the Post Division of General Foods Company. In addition, he worked in Morini Markets, his family-owned and operated chain of retail grocery stores in the New Castle, Pennsylvania area. Mr. Morini received a B.S. degree in Business Administration from Youngstown State University in 1968. Mr. Morini's brother, Christopher E. Morini, works for our Company as Vice President of New Business Development and Key Accounts. Mr. Morini's brother, Ronald Morini, worked for our Company until October 31, 2003 as an engineering consultant and was paid $61,310 in consulting fees and benefits during the fiscal year ended March 31, 2004.

Executive Officers

Salvatore J. Furnari, CPA was appointed as our Chief Financial Officer in July 2002. From November 2001 until July 2002, Mr. Furnari served as our Controller. Prior to joining our Company, Mr. Furnari was Corporate Controller and Treasurer of Pritchard Industries, Inc., a national commercial cleaning company. From 1998 through 1999, he served as Chief Financial Officer and Vice President of Finance for Garage Management Corporation; and from 1993 until 1998, he was Chief Financial Officer of American Asset Corporation. Mr. Furnari received his B.S. in Accounting from Queens College in New York City in May 1987.

John W. Jackson has been Vice President of Sales for our Company since 1993. From 1985 through 1992, Mr. Jackson was director of sales for H.J. Heinz Company. Mr. Jackson received his B.S. in Business Administration and Accounting from Mars Hill College in 1980.

Christopher E. Morini has been the Vice President of New Business Development and Key Accounts since September 2001, having formerly served as Vice President of Marketing and International Sales for our Company since 1993. From 1986 through 1993, Mr. Morini was a Vice President of our Company, where he has been responsible for various sales and marketing divisions of our Company, including the Food Service, International Sales and Retail Sales divisions. Mr. Morini started with our Company as an area salesman in 1983 and became sales manager in 1984. Mr. Morini received a B.S. in Economics from Slippery Rock University in 1978. Christopher E. Morini's brother, Angelo S. Morini, is the Founder of our Company.

Thomas J. Perno has worked for our Company since 1983. He began as a Shipping and Receiving Supervisor, he was later promoted to Plant Manager and then to Vice President of Operations. In December 2006, his title changed to Vice President of Contract Manufacturing. Mr. Perno received his M.S. in Electrical Engineering from Penn State University in 1976.

Kulbir Sabharwal has been Vice President of Technical Services for our Company since 1991. Dr. Sabharwal worked as the Director of Research and Quality Control for Gilardies Frozen Foods from 1987 to 1990 and for Fisher Cheese Company from 1972 to 1986. Dr. Sabharwal received his Ph.D. in Food Science and Nutrition from Ohio State University in 1972.

Certain Relationships and Related Transactions

Employment Agreements

Please see below "COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS AND DIRECTORS
- Employment Agreements."

Other Transactions

Frederick A. DeLuca, greater than 10% Common Stockholder

On October 6, 2004, we completed a private placement of our common stock, whereby we issued a total of 2,000,000 shares to Mr. Fredrick DeLuca (an existing stockholder of our Company) for aggregate gross proceeds to our Company of $2,300,000. These proceeds were used to redeem our Series A convertible preferred stock. The purchase price of the shares was $1.15 per share (95% of the prior 5-day trading closing stock price average). Mr. DeLuca also received a warrant to purchase up to 500,000 shares of our common stock at an exercise price of $1.15 per share for a period of five years. In June 2005, we agreed to reduce the per-share exercise price on this warrant to $0.92. We also reduced the per share exercise price on a warrant issued dated April 10, 2003 to purchase up to 100,00 shares of our common stock from $1.70 to $1.36. Such reductions were made in order to induce Mr. DeLuca to exercise his warrants. All of these warrants were exercised on June 16, 2005 for total proceeds of $596,000.

In accordance with a registration rights agreement dated October 6, 2004 with Mr. Frederick DeLuca, we agreed that within 180 days we would file with the Securities and Exchange Commission ("SEC") and obtain effectiveness of a registration statement that included 2,000,000 shares issued in a private placement and 500,000 shares related to a stock purchase warrant. Per the terms of the agreement, if a registration statement was not filed, or did not become effective within 180 days, then in addition to any other rights Mr. DeLuca may have, we would be required to pay certain liquidated damages. We filed a registration statement on Form S-3 on March 14, 2005. However, the registration was not declared effective until December 30, 2005. Mr. DeLuca granted an extension of time to have the registration statement declared effective by the SEC and waived all damages and remedies for failure to have an effective registration statement until September 1, 2005. From September 2, 2005 through December 29, 2005, we accrued liquidated damages of $285,104 (2.5% times the product of 2,500,000 registerable shares and the share price of $1.15 per share every thirty days).

Pursuant to a Note and Warrant Purchase Agreement dated September 12, 2005, we received $1,200,000 as a loan from Mr. Frederick A. DeLuca. The loan is evidenced by an unsecured promissory note (the "Note") held by Mr. DeLuca. The Note required monthly interest-only payments at 3% above the bank prime rate of interest per the Federal Reserve Bank and matured on June 15, 2006. In consideration for the Note and in accordance with an exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, we issued to Mr. DeLuca a warrant to purchase up to 300,000 shares of our common stock at an exercise price equal to $1.53 (95% of the lowest closing price of our common stock in the sixty calendar days immediately preceding October 17, 2005). The warrant fully vested on October 17, 2005 and can be exercised on or before the expiration date of October 17, 2008. Also in consideration for the Note, we granted Mr. DeLuca "piggy back" registration rights with respect to the shares underlying the warrant. These shares were registered on December 30, 2005.

BC Advisors LLC, greater than 5% Common Stockholder
In October 2005, pursuant to several Note and Warrant Purchase Agreements dated September 28, 2005, we received a $485,200 loan from SRB Greenway Capital (Q.P.), L.P., a $69,600 loan from SRB Greenway Capital, L.P., and a $45,200 loan from SRB Greenway Offshore Operating Fund, L.P. The combined total of these loans is $600,000. The loans are evidenced by unsecured promissory notes (the "Notes") held by the above referenced parties (the "Note Holders"). The Notes required monthly interest-only payments at 3% above the bank prime rate of interest per the Federal Reserve Bank and matured on June 15, 2006. In consideration for the Notes and in accordance with an exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, we issued to SRB Greenway Capital (Q.P.), L.P., SRB Greenway Capital, L.P., and SRB Greenway Offshore Operating Fund, L.P., warrants to purchase up to 121,300 shares, 17,400 shares, and 11,300 shares, respectively, of our common stock at an exercise price equal to $1.53 (95% of the lowest closing price of our common stock in the sixty calendar days immediately preceding October 17, 2005). The warrants fully vested on October 17, 2005 and can be exercised on or before the expiration date of October 17, 2008. Also in consideration for the Notes, we granted the Note Holders "piggy back" registration rights with respect to the shares underlying the warrants. These shares were registered on December 30, 2005.

We received a letter on June 20, 2006, from all of the Note Holders notifying the Company that its failure to pay the amounts due and owing on the maturity date constitutes a default under $1.2 million of the Notes held by those Note Holders. Pursuant to the terms of the Notes, since we did not cure the default within 10 days after receipt of the notice of default, we are obligated to pay interest at the default rate of 8% above the Prime Rate.

Fromageries Bel S.A., greater than 5% Common Stockholder
Effective May 22, 2003, we entered into a Master Distribution and Licensing Agreement with Fromageries Bel S.A., a leading branded cheese company in Europe. Under the agreement, we granted Bel exclusive distribution rights for our products in a territory comprised of the European Union States and to more than 21 other European countries and territories (the "Territory"). We also granted Bel the exclusive option during the term of the agreement to elect to manufacture the products designated by Bel for distribution in the Territory. The term of the agreement was ten years. The parties could mutually agree to continue operating under the agreement, to convert the agreement to a manufacturing and license agreement, or to terminate the agreement. This agreement was terminated effective July 1, 2005, pursuant to a Termination, Settlement and Release Agreement signed on July 22, 2005. In accordance with the termination agreement, we received $150,000 from Fromageries Bel S.A.

Indebtedness of Management

In June 1999, in connection with an amended and restated employment agreement for Angelo S. Morini, our Founder, stockholder and a member of our Board of Directors, we consolidated two full-recourse notes receivable ($1,200,000 from November 1994 and $11,572,200 from October 1995) related to his purchase of 2,914,286 shares of our common stock into a single stockholder note receivable in the amount of $12,772,200 that was due on June 15, 2006. This stockholder note receivable was non-interest bearing and non-recourse and was secured by the 2,914,286 shares of our common stock (the "Shares"). For the fiscal year ended March 31, 2006, we reserved $10,120,200 against this stockholder note receivable under the assumption that we would not be able to collect proceeds in excess of the $2,652,000 value of the Shares as of such date. The value of the Shares was computed using the closing price of our common stock on March 31, 2006 of $0.91 multiplied by the 2,914,286 shares.

On June 16, 2006, Mr. Morini failed to repay the non-recourse note obligation to our Company. The 2,914,286 shares being held as collateral were deemed to be no longer outstanding and thus considered as treasury stock. On June 20, 2006, we delivered notice to Mr. Morini that we intended to exercise our rights to the Shares and retain all the Shares in full satisfaction of his obligations under the stockholder note receivable. On July 6, 2006, Mr. Morini consented to our acceptance of the Shares in full satisfaction of his obligations under the stockholder note receivable. Based upon the $0.42 closing price of our common stock as quoted on the OTC Bulletin Board on June 16, 2006, the Shares had an approximate value of $1,224,000 on such date. Accordingly, we recorded an additional expense of $1,428,000 in the three months ended June 30, 2006 in order to record the additional decline in the value of the Shares from its $2,652,000 value as of March 31, 2006. As of June 30, 2006, the value of the Shares is reflected in treasury stock. In July 2006, we cancelled the Shares along with our other 30,443 treasury shares.

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, directors and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the American Stock
Exchange. Officers, directors and stockholders owning more than 10% of our common stock are required by SEC regulations to provide our Company with copies of all the reports they file pursuant to Section 16(a).

Based solely upon our review of those reports required by Section 16(a) and filed by or on behalf of our officers, directors and stockholders owning greater than 10% of our common stock, or written representations that no such reports were required to be submitted by such persons, we believe that during the fiscal year ended March 31, 2006, all of the officers, directors and stockholders owning greater than 10% of our common stock complied with all applicable Section 16(a) filing requirements except for Salvatore J. Furnari, our Chief Financial Officer, John W. Jackson, our Vice President of Sales, Thomas J. Perno, our Vice President of Operations, and Kulbir Sabharwal, our Vice President of Technical Services. Each named individual filed one Form 4 report containing one transaction related to the acquisition of stock on the open market after the required two-day reporting period.

Security Ownership of Management

The following  table  describes the beneficial  ownership of our common stock by
(i) each Named Executive Officer, (ii) each director, and (iii) all of our directors and executive officers as a group, outstanding as of August 28, 2006. Beneficial ownership has been determined in accordance with the rules of the Securities and Exchange Commission to include securities that a named person has the right to acquire within sixty (60) days:

                              Amount and Nature of
Name of Beneficial Owner       Beneficial Ownership (1)     Percent of Class (2)
--------------------------------------------------------------------------------

David H. Lipka                         359,353(3)                    2.1%

Michael E. Broll                       301,114(4)                    1.7%

Peter J. Jungsberger                   100,000(5)                      *

Robert S. Mohel                        100,000(5)                      *

Angelo S. Morini                     3,723,520(6)                   18.4%

Salvatore J. Furnari                   103,912(7)                      *

John W. Jackson                        100,223(8)                      *

Christopher E. Morini                   90,286(9)                      *
                                     -------------------------------------------

All executive officers and
directors as a group                 4,878,408                      22.9%
                                     ===========================================

* Less than 1%.

(1) The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of these shares.

(2) The total number of shares of our common stock outstanding as of August 28, 2006 is 17,109,910. The percentages are calculated on the basis of the amount of shares outstanding plus shares which may be acquired through the exercise of options, warrants, rights or conversion privileges by such holder within sixty (60) days of August 28, 2006.

(3) Includes currently exercisable options to acquire (a) 100,000 shares of our common stock at $0.44 per share, expiring on August 17, 2011; (b) 200,000 shares of our common stock at $2.17 per share, expiring on December 17, 2007; (c) 225 shares of our common stock at $2.90 per share, expiring on October 1, 2013; (d) 286 shares of our common stock at $1.20 per share, expiring on October 1, 2014; and (e) 286 shares of our common stock at $1.75 per share, expiring on October 1, 2015.

(4) Includes currently exercisable options to acquire (a) 100,000 shares of our common stock at $0.44 per share, expiring on August 17, 2011; and (b) 200,000 shares of our common stock at $3.29 per share, expiring on December 17, 2008.

(5) Includes a currently exercisable option to acquire 100,000 shares of our common stock at $0.45 per share, expiring on August 7, 2011.

(6) Includes a currently exercisable option to acquire 100,000 shares of our common stock at $0.44 per share, expiring on August 17, 2011. Also includes currently exercisable options to acquire 3,038,197 shares of our common stock, with exercise prices ranging from $2.05 to $5.25 per share. Such options expire as to 13,072 shares on October 1, 2006, as to 432,797 on July 1, 2007, as to 517,203 shares on December 4, 2007, as to 1,357,000 shares on June 15, 2009, as to 343,125 on December 15, 2010, and as to 375,000 on April 19, 2011. Also includes a warrant to purchase 250 shares at an exercise price of $5.744 per share, expiring on January 17, 2007. With the exception of the options, 10,500 shares held in a nominee name, 286 shares held in joint tenancy and 714 shares held individually, all of Mr. Morini's shares and warrant are held by Morini Investments Limited Partnership, a Delaware limited partnership, of which Mr. Morini is the sole limited partner and Morini Investments LLC, a Delaware limited liability company, is the sole general partner. Mr. Morini is the sole member of Morini Investments LLC.

(7) Includes currently exercisable options to acquire 20,000 and 10,000 shares of our common stock at $2.05 per share, which expire on November 12, 2011 and July 8, 2012, respectively. These options had an original exercise price of $5.60 and $4.55 per share, respectively, but were repriced to $2.05 on October 11, 2002. Also, includes a currently exercisable option to acquire 70,000 shares of our common stock at $2.05 per share, expiring on October 1, 2014.

(8) Includes currently exercisable options to acquire 96,286 shares of our common stock at $2.05 per share. These options had original exercise prices ranging from $2.84 to $8.47 per share, but were repriced to $2.05 on October 11, 2002. Options expire as to 14,286 shares on September 24, 2008 and as to 75,000 shares on April 19, 2011. Also, includes a currently exercisable option to acquire 7,000 shares of our common stock at $1.28 per share, expiring on October 1, 2014.

(9) Includes currently exercisable options to acquire 90,286 shares of our common stock at $2.05 per share. These options had original exercise prices ranging from $2.84 to $8.47 per share, but were repriced to $2.05 on October 11, 2002. Options expire as to 14,286 shares on September 24, 2008 and as to 75,000 shares on April 19, 2011. Also, includes a currently exercisable option to acquire 1,000 shares of our common stock at $1.28 per share, expiring on October 1, 2014.

Other.
We have adopted a code of ethics as defined in Item 406 of Regulation S-K promulgated under the Securities Act of 1933, as amended, which code applies to all of our directors and employees, including our principal executive officer, principal financial officer, principal accounting officer and persons performing similar functions. Additionally, we have adopted corporate governance guidelines and charters for our Audit and Compensation Committees. All of these materials are available free of charge on our website at www.galaxyfoods.com or by requesting a copy by writing to: Corporate Secretary, Galaxy Nutritional Foods, Inc. 2441 Viscount Row, Orlando, FL 32809.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table
The following table sets forth the compensation during the fiscal years ended March 31, 2006, 2005 and 2004 paid to the following individuals (each, a "Named Executive Officer"): (i) all individuals serving as our Chief Executive Officer during the last fiscal year, (ii) our four other most highly compensated executive officers who were serving as executive officers as of March 31, 2006, and (iii) up to two additional individuals for whom disclosure would have been provided pursuant to clause (ii) above, but for the fact that the individual was not serving as an executive officer at the end of the last completed fiscal year. However, in the cases of clauses (ii) and (iii) above, no disclosure is provided for any individual whose total annual salary and bonus does not exceed $100,000:

                           SUMMARY COMPENSATION TABLE

                                                                                  Long Term Compensation
                                                                       ----------------------------------------------
                                     Annual Compensation                          Awards                  Payouts
                           -----------------------------------------   -----------------------------   --------------
      (a)           (b)         (c)         (d)           (e)                (f)             (g)              (h)          (i)
                                                                                          Securities
   Name and                                          Other Annual        Restricted       Underlying                       All Other
   Principal                                         Compensation       Stock Award(s)   Options/SARs     LTIP Payouts  Compensation
   Position        Year     Salary ($)   Bonus($)         ($)                ($)             (#)             ($)           ($)(15)
------------------------------------------------------------------------------------------------------------------------------------
Michael E. Broll (1)
CEO                2006         200,000            -         55,740(2)               -            -                -             -
                   2005         143,846       25,000         32,310(2)               -            -                -             -
                   2004               -            -              -                  -      200,000(3)             -             -

Salvatore J. Furnari (5)
CFO                2006         147,788        3,000         18,000(4)               -            -                -             -
                   2005         145,000            -         28,516(4)               -       70,000(6)             -             -
                   2004         134,577            -         25,600(4)               -            -                -             -

John W. Jackson (7)
VP of Sales        2006         162,900            -         18,000(4)               -            -                -             -
                   2005         144,820            -         17,500(4)               -        7,000(8)             -             -
                   2004         138,000            -         11,510(4)               -            -                -             -

Angelo S. Morini (9)
Founder and        2006         300,000            -         39,000(10)              -            -                -             -
Director           2005         300,000            -         39,000(10)              -            -                -   17,914 (11)
                   2004         300,000            -         38,512(10)              -            -                -             -

Christopher E. Morini (12)
VP of New          2006         155,000            -         19,398(13)              -            -                -             -
Business           2005         155,000            -         21,747(13)              -        1,000(14)            -             -
Development        2004         155,000            -         18,135(13)              -            -                -             -


      (1) On July 8, 2004, Michael E. Broll, a member of our Board of Directors, was appointed as our Company's Chief Executive Officer. We entered into a one-year employment agreement with Mr. Broll pursuant to which Mr. Broll is entitled to receive an annual base salary of $200,000 plus a performance bonus at the discretion of the Board, standard health benefits, a housing allowance of up to $3,500 per month and an auto allowance of $1,500 per month. The employment agreement renews automatically for one-year periods unless cancelled by either party ninety days prior to the end of the term. In the event Mr. Broll's employment is terminated without cause, he will be entitled to receive one year of his base salary as severance. In March 2005, Mr. Broll received a discretionary bonus of $25,000.

      (2) "Other Annual Compensation (e)" represents $18,000 received for an auto allowance plus $37,740 received for a housing allowance during the fiscal year ended March 31, 2006 and $12,000 received for an auto allowance plus $20,310 received for a housing allowance during the fiscal year ended March 31, 2005.

      (3) Upon appointment to our Board of Directors on December 17, 2003, we granted Mr. Broll an option to acquire 200,000 shares of our common stock at an exercise price of $3.29 per share, which is equal to 130% of the market price on the date of grant. Such options are fully exercisable and expire December 17, 2008.

      (4) Amounts in "Other Annual Compensation (e)" represent the amounts paid by our Company during the fiscal years ended March 31, 2006, 2005 and 2004 for auto allowances including auto leases and insurance.

      (5) On July 8, 2002, Salvatore J. Furnari was appointed Chief Financial Officer of our Company. From November 2002 to July 8, 2002, he worked as our Controller. Effective January 1, 2004, our Board of Directors approved an increase in his annual compensation from $130,000 to $145,000. During the fiscal year ended March 31, 2006, Mr. Furnari received compensation for a week of unused vacation time so that his total salary was reported as $147,788.

      (6) In consideration for past performance and continued employment, on October 1, 2004, we granted Mr. Furnari an option to acquire 70,000 shares of our common stock at an exercise price of $2.05 per share. The market price on the date of grant was $1.20 per share. This option is fully exercisable with an expiration date of October 1, 2014.

      (7) Effective April 1, 2004, John W. Jackson's employment agreement provides for an annual base salary of $144,900. Previously, his annual base salary was $138,000.

      (8) In consideration for past performance and continued employment, on October 1, 2004, we granted to Mr. Jackson an option to acquire 7,000 shares of our common stock at an exercise price of $1.28 per share. The market price on the date of grant was $1.20 per share. This option is fully exercisable with an expiration date of October 1, 2014.

      (9) In a Second Amended and Restated Employment Agreement effective October 13, 2003, Angelo S. Morini our Founder, Vice-Chairman and President resigned from his positions with our Company as Vice-Chairman and President and he is no longer be involved in the daily operations of our Company. He retains the title of Founder and has been named Chairman Emeritus. Mr. Morini continues to be an employee, stockholder and a member of our Board of Directors. The agreement is for a five-year period beginning October 13, 2003 and provides for an annual base salary of $300,000, plus life insurance, standard health insurance benefits, club dues and an auto allowance. For the fiscal year ended March 31, 2005, we paid $7,170 for life insurance and $9,767 for health insurance for Mr. Morini.

      (10) For each of the fiscal years ended March 31, 2006 and 2005, we paid $23,400 for auto allowance and $15,600 for club dues for Mr. Morini. For the fiscal year ended March 31, 2004, we paid $24,584 in auto lease and auto allowance payments and $13,928 for club dues for Mr. Morini.

      (11) For the fiscal year ended March 31, 2006, we paid $7,170 for life insurance and $10,744 for health insurance for Mr. Morini. For the fiscal year ended March 31, 2005, we paid $7,170 for life insurance and $9,767 for health insurance for Mr. Morini.

      (12) Christopher E. Morini's employment agreement provides for an annual base salary of $155,000.

      (13) For the fiscal year ended March 31, 2006, we paid $13,200 for an auto allowance and $6,198 for club dues for Mr. C. Morini. For the fiscal year ended March 31, 2004, we paid $12,595 For the fiscal year ended March 31, 2005, we paid $14,452 for auto lease payments, $1,368 for automobile insurance, and $4,172 for club dues for Mr. C. Morini. For the fiscal year ended March 31, 2004, we paid $12,595 for auto lease payments, $1,368 for automobile insurance, and $4,172 for club dues for Mr. C. Morini.

      (14) In consideration for past performance and continued employment, on October 1, 2004, we granted Mr. C. Morini an option to acquire 1,000 shares of our common stock at an exercise price of $1.28 per share. The market price on the date of grant was $1.20 per share. This option is fully exercisable with an expiration date of October 1, 2014.

      (15) Other than the information described in the footnotes above, there were no other annual compensation, perquisites or other personal benefits, securities or property equal to the lesser of $50,000 or 10% of the total annual salary and bonus reported for such Named Executive Officer.

Option/SAR Grants Table

There were no grants of stock options or freestanding SARs made during the fiscal year ended March 31, 2006 to any Named Executive Officer.

Aggregate Option/SAR Exercises and Fiscal Year-End Option/SAR Value Table

The following table summarizes for each Named Executive Officer each exercise of stock options during the fiscal year ended March 31, 2006 and the fiscal year-end value of unexercised options:

Aggregate   Option/SAR  Exercises  in  Last  Fiscal  Year  and  Fiscal  Year-End
Option/SAR Values

----------------------------- ------------- ------------ ------------------------------------- ------------------------------------
                                                                Number of Securities                       Value of
                                    Shares                     Underlying Unexercised                    Unexercised
                                 Acquired on   Value                Options/SARS at                  In-the-Money Options/SARS
            Name                   Exercise  Realized              Fiscal Year-End                     at Fiscal Year-End
                                     (#)        ($)                       (#)                                  ($)
----------------------------- ------------- ------------ ------------------------------------- ------------------------------------

                                                           Exercisable       Unexercisable       Exercisable      Unexercisable
                                                         ----------------- ------------------- ---------------- -------------------

Michael E. Broll                   --           --           200,000               --                --                 --
Salvatore J. Furnari               --           --           100,000               --                --                 --
John W. Jackson                    --           --           103,429               --                --                 --
Angelo S. Morini                   --           --         3,038,447               --                --                 --
Christopher E. Morini              --           --            97,429               --                --                 --
----------------------------- ------------- ------------ ----------------- ------------------- ---------------- -------------------

The value of unexercised in-the-money options at March 31, 2006 is calculated as the difference between the per share exercise price and the market value of $0.91, the closing price of our common stock on March 31, 2006 as reported by the AMEX.

Compensation of Directors

Standard Arrangements
Each non-employee director who served on the Board of Directors during the fiscal year ended March 31, 2006 was entitled to receive a fee of $1,500 plus expenses for each Board of Directors meeting in which they attended in person. Additionally, each of our non-employee directors is entitled to receive, on October 1 of each year, options to purchase a number of shares of common stock equal to (i) 286 shares, if such director served for a full year prior to the October 1 anniversary date, or (ii) a pro rated amount equal to 24 shares for each full month served during the year prior to such anniversary date, if such director did not serve for a full year prior to the anniversary date. Such options are granted pursuant to our 1991 Non-Employee Director Stock Option
Plan, which was adopted by the Board of Directors on October 1, 1991, and approved by the stockholders of our Company on January 31, 1992, and was amended by that certain 1996 Amendment and Restatement of the 1991 Non-Employee Director Stock Option Plan (as amended, the "Director Plan").

Other Arrangements
David H. Lipka received $60,000 for his service as Chairman of the Board during the fiscal year ended March 31, 2006. Effective September 1, 2006, Mr. Lipka will receive $120,000 per year for his service as Chairman of the Board. Joanne
R. Bethlahmy received $33,500 for her consulting and marketing plans and materials that she provided to our Company during the fiscal year ended March 31, 2006. During the fiscal year ended March 31, 2006, Charles L. Jarvie received total compensation of $37,500 for his marketing consulting services to our Company.

Employment Agreements

Michael E. Broll. On July 8, 2004, Michael E. Broll, a member of our Board of Directors, was appointed as the Chief Executive Officer. We entered into a one-year employment agreement with Mr. Broll pursuant to which Mr. Broll is entitled to receive an annual base salary of $200,000 plus a performance bonus at the discretion of the Board, standard health benefits, a housing allowance of up to $3,500 per month and an auto allowance of $1,500 per month. The employment agreement renews automatically for one-year periods unless cancelled by either party ninety days prior to the end of the term. In the event Mr. Broll's employment is terminated without cause, he will be entitled to receive one year of his base salary as severance.

Salvatore J. Furnari. On November 11, 2001, Mr. Furnari was appointed as Controller and on July 8, 2002, he was appointed as our Chief Financial Officer. Under the terms of his current employment agreement, which has no stated end, he will receive an annual base salary of $145,000. Mr. Furnari is entitled to standard health benefits and an auto allowance of $1,500 per month. In the event Mr. Furnari's employment is terminated without cause, he will be entitled to receive one year of his base salary, vacation pay, auto allowance and health benefits as severance.

Angelo S. Morini. In a Second Amended and Restated Employment Agreement effective October 13, 2003, Angelo S. Morini our Founder, Vice-Chairman and President resigned from his positions with as Vice Chairman and President and he is no longer involved in the daily operations of our Company. He retains the title of Founder and has been named Chairman Emeritus. Mr. Morini continues to be a stockholder and a member of our Board of Directors. Additionally, he may carry out special assignments designated to him by the Chairman of the Board. The agreement is for a five-year period beginning October 13, 2003 and provides for an annual base salary of $300,000, plus standard health insurance benefits, club dues and an auto allowance.

Because Mr. Morini is no longer performing ongoing services for our Company, we accrued and expensed the five-year cost of this agreement in October 2003. The total estimated costs expensed under this agreement were $1,830,329 of which $925,982 remained unpaid but accrued ($366,305 as short-term liabilities and $559,677 as long-term liabilities) as of March 31, 2006. The long-term portion will be paid out in nearly equal monthly installments ending in October 2008.

In June 1999, in connection with an amended and restated employment agreement for Angelo S. Morini, our Founder, stockholder and a member of our Board of Directors, we consolidated two full-recourse notes receivable ($1,200,000 from November 1994 and $11,572,200 from October 1995) related to his purchase of 2,914,286 shares of our common stock into a single stockholder note receivable in the amount of $12,772,200 that was due on June 15, 2006. This stockholder note receivable was non-interest bearing and non-recourse and was secured by the 2,914,286 shares of our common stock (the "Shares"). For the fiscal year ended March 31, 2006, we reserved $10,120,200 against this stockholder note receivable under the assumption that we would not be able to collect proceeds in excess of the $2,652,000 value of the Shares as of such date. The value of the Shares was computed using the closing price of our common stock on March 31, 2006 of $0.91 multiplied by the 2,914,286 shares.

On June 16, 2006, Mr. Morini failed to repay the non-recourse note obligation to our Company. The 2,914,286 shares being held as collateral were deemed to be no longer outstanding and thus considered as treasury stock. On June 20, 2006, we delivered notice to Mr. Morini that we intended to exercise our rights to the Shares and retain all the Shares in full satisfaction of his obligations under the stockholder note receivable. On July 6, 2006, Mr. Morini consented to our acceptance of the Shares in full satisfaction of his obligations under the stockholder note receivable. Based upon the $0.42 closing price of our common stock as quoted on the OTC Bulletin Board on June 16, 2006, the Shares had an approximate value of $1,224,000 on such date. Accordingly, we recorded an additional expense of $1,428,000 in the three months ended June 30, 2006 in order to record the additional decline in the value of the Shares from its $2,652,000 value as of March 31, 2006. As of June 30, 2006, the value of the Shares is reflected in treasury stock. In July 2006, we cancelled the Shares along with our other 30,443 treasury shares.

John W. Jackson. In August 1993, Mr. Jackson was appointed as Vice President of Sales. Mr. Jackson's current employment agreement has no stated end and provides for a base salary of $144,900 and an auto allowance of $1,500 per month. Mr. Jackson will also be entitled to a bonus that shall not exceed 40% of his base salary based on certain personal and Company goals as established by our Chief Executive Officer. In the event of a change in ownership of our Company which results in his termination, Mr. Jackson will be entitled to receive three years of his base salary as severance. In the event Mr. Jackson's employment is otherwise terminated, he is entitled to receive one year of his base salary as severance.

Christopher E. Morini. Angelo S. Morini's brother, Christopher E. Morini, works for our Company as Vice President of New Business Development and Key Accounts. From February of 1993 until October 2001, Mr. C. Morini served as Vice President of Marketing. Mr. C. Morini's current employment agreement has no stated end and provides for a base salary of $155,000 per year, an auto allowance of $1,100 per month and monthly country club dues. Mr. C. Morini will also be entitled to a bonus that shall not exceed 40% of his base salary based on certain personal and Company goals as established by our Chief Executive Officer. In the event Mr. C. Morini's employment is terminated without cause, Mr. C. Morini will be entitled to receive five years of his base salary, club dues and an auto allowance as severance.

Additional Information with Respect to Insider Participation in Compensation Committee

Until January 2006, the Compensation Committee members consisted of Charles L. Jarvie (chairman), Thomas R. Dyckman and Joanne R. Bethlahmy. Mr. Jarvie and Mr. Dyckman resigned from the Board of Directors in January 2006. Since January 2006, due to the vacancies created through resignations on the Board, the Board has been fulfilling the function of the compensation committee. It is the Board's intent that if issues arise that require action be taken by independent directors, those issues will be addressed by the remaining independent directors of the Board as necessary.

None of the members of the Compensation Committee were or had been an officer or employee of our Company. All members were independent within the meaning of the listing standards of the AMEX.

Board Report on Executive Compensation
The following report describes the compensation policies applicable to the Company's executive officers' compensation for the fiscal year ended March 31, 2006:

Role of the Compensation Committee
In accordance with the charter of the Compensation Committee (the "Committee"), the Committee is appointed by the Board to oversee the overall Company compensation policies and their specific application to executive officers elected by the Board and to members of the Board.

In order to carry out this purpose, the Committee has the following duties and responsibilities with respect to setting the compensation of the Chief Executive Officer and other executive officers of the Company who are elected by the
Board:

      o To periodically review compensation policies and strategies that apply generally to all or groups of Company employees;

      o To regularly review and evaluate compensation of executive officers of the Company;

      o To approve compensation of executive officers of the Company as designated by the Board or for which it cannot be delegated to the Company's Chief Executive Officer;

      o To review and approve corporate goals and objectives relevant to the compensation of the Company's Chief Executive Officer and President;

      o To evaluate the performance of the Chief Executive Officer and President in light of the approved corporate goals and objectives;

      o To set the base salary and short-term incentive compensation of the Chief Executive Officer and President based on the Committee's evaluation of competitive compensation practices and their performance in achieving the corporate goals established for the position as set by the Committee;

      o To set the long-term incentive compensation of the Chief Executive Officer and President considering the Company's performance and relative shareholder return, along with the value of incentive awards to chief executives at other companies;

      o To make recommendations to the Board with respect to incentive compensation plans and equity based plans;

      o To regularly review and evaluate the compensation program for Directors and, as appropriate, recommend changes to the Board;

      o     To  administer  and  otherwise  exercise  the  various   authorities
            prescribed for the Committee by the Company's Stock Plans including the Non-Employee Directors Stock Plan

The Committee has the authority to retain a compensation consultant to assist in the evaluation of Director, CEO or principal officer compensation, as well as such other experts as the Committee deems necessary in the performance of its duties.

Compensation of Executive Officers
In reviewing and approving the base salaries of executive officers, other than the Chief Executive Officer and President as discussed below, the Committee considered the terms of any existing employment contract with the executive, the recommendation of the Chief Executive Officer, responsibility levels, annual accomplishments and the salary norms for other individuals in comparable positions. The salaries for the most highly compensated executive officers of the Company are disclosed in the Executive Compensation Summary Table.

For salary increases or bonuses to its Chief Financial Officer or for other Named Executive Officers, the Committee approved them based on the above stated factors.

Compensation of the Company's Chief Executive Officer
There has been no increase in the base salary of Michael E. Broll, the Company's Chief Executive Officer since his appointment in July 2004.

Bonus, Stock Awards and Performance-Based Compensation
There were no bonuses, stock awards, or performance based compensation paid to any Named Executive Officer during the year ended March 31, 2006 except for a $3,000 bonus paid to Salvatore J. Furnari our Chief Financial Officer.

Respectively submitted by the Board of Directors as of July 10, 2006:

                                    David H. Lipka
                               Joanne R. Bethlahmy
                                  Michael E. Broll
                                  Angelo S. Morini

Stock Performance Graph

The following graph provides a comparison of the Company's cumulative total shareholder return on the Company's common stock with the cumulative total return of the Standard & Poor's SmallCap Index and a peer group index for the five-year period beginning April 1, 2001:

          Comparative of Five Year (1) Cumulative Total Returns of (2)
                 Galaxy Nutritional Foods Common Stock, the S&P
                      SmallCap Index (3) and a Peer Group Index (4)
                                [GRAPH OMITTED]

          Comparative of Five Year (1) Cumulative Total Returns of (2)
                 Galaxy Nutritional Foods Common Stock, the S&P

                          SmallCap Index (3) and a Peer Group Index (4)
                               2002       2003     2004      2005      2006

Galaxy Nutritional Foods   $   109.92$   37.85$    39.07$    46.56$    18.42

S&P SmallCap               $   121.07$   90.23$   139.98$   156.88$   192.81

Peer Group                 $   104.53$   82.88$   131.65$   140.74$   138.06

(1) Compares fiscal years ending on or about March 31st of the years indicated.

(2) The comparison of total return on investment assumes $100 invested on April 1, 2001 in Galaxy Nutritional Foods common stock and in each S&P Small Cap Index and the Peer Group.

(3) The S&P Small Cap Index is composed of public companies with market capitalizations between zero and $1 billion. As of August 28, 2006, the Company had a market capitalization of approximately $5.8 million.

(4) Companies in the Peer Group Index are food manufacturing and distribution companies within the S&P Noncyclical/Food Processing Group Indexes. The companies included are Hain Celestial Group, Conagra Foods, Tofutti Brands, United Natural Foods and Chiquita Brands International.

EQUITY COMPENSATION PLAN INFORMATION

The following table describes our compensation plans under which our common stock was authorized for issuance as of March 31, 2006:

                   Equity Compensation Plan Information Table

                                                     (a)                     (b)                      (c)
      Plan Category                           Number of securities     Weighted-average       Number of securities
                                              to be issued upon        exercise price of      remaining available
                                              exercise of              outstanding options,   for future issuance
                                              outstanding options,     warrants and rights    under equity
                                              warrants and rights                             compensation plans
                                                                                              (excluding securities
                                                                                              reflected in column
                                                                                              (a))
      Equity compensation plans approved by
      security holders
                                                          4,204,977                  $  3.14                 26,361

      Equity compensation plans not
      approved by security holders (1)
                                                            641,429                  $  3.00                    N/A

                                              ------------------------ ---------------------- -----------------------
      Total                                               4,846,406                  $  3.08                 26,361
                                              ======================== ====================== =======================

--------------------------------------------------------------------------------

(1) These securities were issued pursuant to individual compensation arrangements prior to July 2, 1997 or after December 15, 2003 and have not been approved by security holders.
--------------------------------------------------------------------------------

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table describes the beneficial ownership of our common stock by each person or entity known to our Company to be the beneficial owner of more than 5% of the outstanding shares of our capital stock outstanding as of August 28, 2006. The total number of shares of our common stock outstanding as of August 28, 2006 is 17,109,910. Beneficial ownership has been determined in accordance with the rules of the Securities and Exchange Commission to include securities that a named person or entity has the right to acquire within sixty
(60) days.

          Name and Address           Amount and Nature of
         of Beneficial Owner      Beneficial Ownership (1)  Percent of Class (2)
--------------------------------- ------------------------ ---------------------

Frederick A. DeLuca
c/o Doctor's Associates, Inc.
325 Bic Drive
Milford, Connecticut 06460             12,142,792  (3)                47.8%

Angelo S. Morini
2441 Viscount Row
Orlando, Florida 32809                  3,723,520 (4)                 18.4%

Royce & Associates LLC
1414 Avenue of the Americas
New York, NY 10019                      1,363,600 (5)                  8.0%

John Hancock Advisers LLC
601 Congress Street
Boston, Massachusetts 02210             1,139,348 (6)                  6.7%

BH Capital Investments L.P.
175 Bloor Street East
South Tower, Suite 705
Toronto, Ontario, Canada M4W 3R8        1,630,109 (7)                  9.5%

BC Advisors LLC
300 Crescent Court, Suite 1111
Dallas, Texas 75201                     1,118,808 (8)                  6.5%

Fromageries Bel S.A.
4 rue d Anjou
Paris, France 75008                     1,111,112 (9)                  6.5%

(1) The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of these shares.

(2) The percentages are calculated on the basis of the amount of shares outstanding plus shares which may be acquired through the exercise of options, warrants, rights or conversion privileges by such holder within sixty (60) days of August 28, 2006.

(3) Pursuant to a Note Purchase Agreement dated July 19, 2006, we issued a new unsecured convertible note for $2,685,104.17 (the "Note") to Mr. DeLuca. No interest or principal payments are required under the Note until its maturity in fifteen months on October 19, 2007. Principal, together with any accrued and unpaid interest, on the Note is convertible at any time into shares of our common stock at a conversion price of $0.35 per share. Assuming Mr. DeLuca converted the Note and the accrued but unpaid interest thereon as of August 28, 2006, he would be entitled to receive 7,772,950 shares of our common stock. Includes a warrant to acquire 200,000 shares of our common stock at $0.35 per share, expiring on July 19, 2009. Includes a warrant to acquire 300,000 shares of our common stock at $1.53 per share, expiring on October 17, 2008. The information is based on a
      Schedule 13D/A filed with the SEC on July 25, 2006. Mr. DeLuca has direct beneficial ownership of and has sole voting and investment dispositive power over all the reported shares.

(4) Includes a currently exercisable option to acquire 100,000 shares of our common stock at $0.44 per share, expiring on August 17, 2011. Also includes currently exercisable options to acquire 3,038,197 shares of our common stock, with exercise prices ranging from $2.05 to $5.25 per share. Such options expire as to 13,072 shares on October 1, 2006, as to 432,797 on July 1, 2007, as to 517,203 shares on December 4, 2007, as to 1,357,000 shares on June 15, 2009, as to 343,125 on December 15, 2010, and as to 375,000 on April 19, 2011. Also includes a warrant to purchase 250 shares at an exercise price of $5.744 per share, expiring on January 17, 2007. With the exception of the options, 10,500 shares held in a nominee name, 286 shares held in joint tenancy and 714 shares held individually, all of Mr. Morini's shares and warrant are held by Morini Investments Limited Partnership, a Delaware limited partnership, of which Mr. Morini is the sole limited partner and Morini Investments LLC, a Delaware limited liability company, is the sole general partner. Mr. Morini is the sole member of Morini Investments LLC.

(5) The information is based solely on a Schedule 13G/A filed with the SEC on January 20, 2006. Royce & Associates LLC has direct beneficial ownership of and has sole voting and dispositive power over all the reported shares.

(6) The information is based solely on a Schedule 13G/A filed with the SEC on February 9, 2006 by Manulife Financial Corporation ("MFC"). MFC may be deemed to have beneficial ownership of the shares through its indirect, wholly-owned subsidiary John Hancock Advisers, LLC. John Hancock Advisers, LLC has direct beneficial ownership of and has sole voting and dispositive power over all the reported shares.

(7) The information is based solely on a Schedule 13G/A filed with the SEC on February 1, 2006. Each of the following reporting persons are deemed to beneficially own and have sole voting and dispositve power over a pro rata share of the total 1,630,109 shares: BH Capital Investments, L.P., HB and Co., Inc., Henry Brachfeld, Excalibur Limited Partnership, Excalibur Capital Management, Inc. and William S. Hechter. Lillian Brachfeld is the sole stockholder of HB and Co, Inc. and the wife of Henry Brachfeld. Lillian Brachfeld has disclaimed pursuant to Rule 13d-4 of the Securities Exchange Act of 1934, as amended, beneficial ownership of all shares she may be deemed to beneficially own by reason of such status. The address of the principal business office of BH Capital Investments, L.P., HB and Co., Inc., Henry Brachfeld and Lillian Brachfeld is 175 Bloor Street East, South Tower, Suite 705, Toronto, Ontario Canada M4W 3R8. The address of the principal business office of Excalibur Limited Partnership, Excalibur Capital Management, Inc. and William S. Hechter is 33 Prince Arthur Avenue, Toronto, Ontario, Canada M5R 1B2.

(8) Includes options to acquire 150,000 shares of our common stock at $1.53 per share. Such options expire on October 17, 2008. The information is based solely on a Schedule 13G/A filed with the SEC on January 3, 2006. BC Advisors LLC ("BCA") has direct beneficial ownership of and has sole voting and dispositive power over all the reported shares. BC Advisors LLC acquired the shares for the account of SRB Greenway Capital, L.P. ("SRBGC"), SRB Greenway Capital (Q.P.), L.P. ("SRBQP"), and SRB Greenway Offshore Operating Fund, L.P. ("SRB Offshore"). BCA is the general partner of SRB Management, L.P. which is the general partner of SRBGC, SRBQP and SRB Offshore. Steven R. Becker is the sole principal of BCA.

(9) The information is based solely on a Schedule 13D filed with the SEC on June 9, 2003, by Fromageries Bel S.A. Fromageries Bel S.A. has direct beneficial ownership of all the reported shares. Unibel, a French limited partnership, is deemed to beneficially own the reported shares by reason of the provisions of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended. Each of Fromageries Bel S.A. and Unibel, a French limited partnership, has shared voting power and shared dispositive power over all the reported shares of our common stock.

LEGAL PROCEEDINGS

To our knowledge, none of our executive officers or directors is a party adverse to our Company or has material interest adverse to our Company in any legal proceeding.

OTHER BUSINESS

The Board of Directors knows of no business which will be presented for consideration at the meeting other than that which is stated above. If any other business should come before the meeting, votes may be cast pursuant to proxies in respect to any such business in the best judgment of the person or persons acting under the proxies.

STOCKHOLDER PROPOSALS

It is anticipated that our next annual meeting of stockholders will be held in September 2007. Stockholders interested in presenting a proposal to be considered for inclusion in the proxy statement and form of proxy may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended. To be considered for inclusion, stockholder proposals must be submitted in writing to the Corporate Secretary at our Company's principal executive offices before July 1, 2007. It is suggested that proponents submit their proposals by Certified Mail-Return Receipt Requested.

In addition, Rule 14a-4 under the Securities Exchange Act of 1934, as amended, limits the circumstances under which the proxy card distributed by registered companies to their stockholders may permit those companies to cast the votes represented by the proxy voting cards in their sole discretion. As applied to our Company, the most important limitation is that for proposals made by a stockholder at the 2007 annual meeting that are not properly submitted by the stockholder for inclusion in our own proxy materials, we may vote proxies in our discretion with respect to those proposals only if we have not received notice from the stockholder by July 1, 2007 at the latest that the stockholder intends to make those proposals at the next annual meeting.

EXPENSES AND SOLICITATION

The cost of solicitation of proxies will be borne by our Company. In addition to soliciting shareholders by mail of by its regular employees, we may request banks and brokers to solicit their customers who have our stock registered in the name of a nominee and, if so, will reimburse such banks and brokers for their reasonable out-of-pocket costs. Solicitation by officers and employees of our Company, none of whom will receive additional compensation therefor, may also be made of some stockholders in person or by mail, telephone or telegraph, following the original solicitation.

INCORPORATION BY REFERENCE

The Securities and Exchange Commission (the "SEC") allows us to "incorporate by reference" certain the information we file with it, which means that we can disclose important information to you by referring you to the documents in which such information is contained. We incorporate by reference our Annual Report on Form 10-K for the fiscal year ended March 31, 2006 and our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2006. Additionally, we incorporate by reference our Current Reports on Form 8-K filed since June 30, 2006 dated as of July 14, July 18, July 20, July 31, August 7, August 14 and August 17, 2006.

We will provide without charge to each person to whom a Proxy is delivered, upon written or oral request of such person, a copy of the information incorporated by reference in this Proxy (not including exhibits to the information that is incorporated by reference unless the exhibits are themselves specifically incorporated by reference), by first class mail or other equally prompt means within one business day of receipt of such request. Such a request should be directed to Galaxy Nutritional Foods, Inc., 2441 Viscount Row, Orlando, Florida 32809, Attention: Investor Relations, or if by telephone, (407) 855-5500.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and special reports, proxy statements, and other information with the SEC. You may read and copy any document filed by our Company at the SEC's public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. You can review our electronically filed reports, proxy statements and other information on the SEC's website at http://www.sec.gov. Our common stock is quoted on the OTC Bulletin Board under the symbol "GXYF".

The Company will provide without charge to each person whose proxy is being solicited hereby, upon the written request of such person, a copy of the Company's annual report on Form 10-K, including the financial statements and the financial statement schedules, filed with the Securities and Exchange Commission for the Company's fiscal year ended March 31, 2006. All such requests should be directed to Investor Relations, at 2441 Viscount Row, Orlando, Florida 32809.

                                   APPENDIX A

                         GALAXY NUTRITIONAL FOODS, INC.

                           --------------------------

                            2006 STOCK INCENTIVE PLAN

                           --------------------------

                                    ARTICLE I
                                     PURPOSE

The purpose of this Galaxy Nutritional Foods, Inc. 2006 Stock Incentive Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer Eligible Employees, Consultants and Non-Employee Directors stock-based incentives (thereby creating a means to raise the level of equity ownership by such individuals) and provide other incentives in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company's stockholders.

                                   ARTICLE II
                                   DEFINITIONS

      For purposes of the Plan, the following terms shall have the following meanings:

      2.1 "Acquisition Event" has the meaning set forth in Section 4.2(d).

      2.2 "Affiliate" means each of the following: (a) any Subsidiary or Parent;
(b) any corporation, trade or business (including, without limitation, a partnership or limited liability company) that is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; and (c) any other entity in which the Company or any of its Affiliates has a material equity interest and that is designated as an "Affiliate" by resolution of the Committee.

      2.3 "American Stock Exchange" shall mean the American Stock Exchange LLC or such successor stock exchange on which the Common Stock is then listed.

      2.4 "Award" means any award granted under the Plan of any Option, Stock Appreciation Right, Restricted Stock Award, RSU Award, Performance Award or Other Stock-Based Award.

      2.5 "Board" means the Board of Directors of the Company.

      2.6 "Cause" means with respect to a Participant's Termination of Employment or Termination of Consultancy, the following: (a) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines "cause" (or words or a concept of like import), "cause" as defined under such agreement; provided, however, that with regard to any agreement under which the definition of "cause" applies only on occurrence of a change in control, such definition of "cause" shall not apply until a change in control actually takes place and then only with regard to a termination in the period covered thereby; or (b) if such an agreement does not exist or "cause" is not defined in any such agreement, termination due to a Participant's insubordination, dishonesty, fraud, incompetence, moral turpitude, willful misconduct, embezzlement, misappropriation or conversion of assets of the Company or any Affiliate, refusal to perform his or her duties or responsibilities for any reason other than illness or incapacity or materially unsatisfactory performance of his or her duties for the Company or an Affiliate, as determined by the Committee in its sole discretion. With respect to a Participant's Termination of Directorship, "cause" means an act or failure to act that constitutes cause for removal of a director under applicable Delaware law. For purposes of this Plan, a Participant's termination shall be deemed to be a termination for "cause" if, after the Participant's employment, consultancy or directorship has terminated, facts and circumstances are discovered that would have justified, in the opinion of the Committee, a termination for "cause."

      2.7 "Change in Control" has the meaning set forth in Article XI.

      2.8 "Change in Control Price" has the meaning set forth in Section 11.1.

      2.9 "Code" means the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision and any Treasury Regulation promulgated thereunder.

      2.10 "Committee"

      (a) with respect to the application of the Plan to Eligible Employees and Consultants, the "Committee" means the Compensation and Stock Option Committee of the Board appointed from time to time by the Board (or another committee or committees of the Board appointed for the purposes of administering the Plan). In the event that more than one Committee is appointed by the Board, the Board shall specify with respect to each Committee the group of Persons with respect to which such Committee shall have the power to grant Awards. In the event that more than one Committee is appointed by the Board, then each reference in the Plan to "the Committee" shall be deemed a reference to each such Committee (subject to the last sentence of this paragraph); provided, however, that each such Committee may exercise only the power and authority granted to "the Committee" by the Plan with respect to those Persons to which it has the power to grant Awards as specified in the resolution of the Board appointing such Committee. Each Committee shall be comprised of two or more Directors. Each Committee shall consist of two or more non-employee directors, each of whom is intended to be a "non-employee director" as defined in Rule 16b-3 promulgated under Section 16(b) of the Exchange Act, an "outside director" as defined under
Section 162(m) of the Code and, to the extent required by the rules and regulations of the American Stock Exchange, an "independent director" as defined under such rules and regulations; provided, however, that the foregoing shall not apply to any Committee that does not have the power to grant Awards to a "covered employee" (or an employee that the Committee determines may be a "covered employee" in the future) within the meaning of Code Section 162(m) or executive officers (within the meaning of Section 16 of the Exchange Act) or Directors of the Company or otherwise make any decisions with respect to the timing or the pricing of any Awards granted to such "covered employees," executive officers and Directors. If for any reason such Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance with the requirements of Rule 16b-3 or Section 162(m) of the Code, as applicable, shall not affect the validity of Awards, grants, interpretations or other actions of the Committee.

      (b) With respect to the application of the Plan to Non-Employee Directors, the "Committee" means the Board.

      2.11 "Common Stock" means the Common Stock, $0.01 par value per share, of the Company.

      2.12  "Company"  means  Galaxy   Nutritional   Foods,   Inc.,  a  Delaware
corporation, and its successors by operation of law.

      2.13 "Consultant" means any individual who (either directly or through his or her employer) is an advisor or consultant to, or subject to Section 5.3, a prospective advisor or consultant to, the Company or an Affiliate.

      2.14 "Director" means a member of the Board of Directors of the Company (or any successor to the Company).

      2.15 "Disability" means, with respect to a Participant's Termination, the following: (a) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines "disability" (or words or a concept of like import), "disability" as defined under such agreement; provided, however, that with regard to any agreement under which the definition of "disability" applies only on occurrence of a change in control, such definition of "disability" shall not apply until a change in control actually takes place and then only with regard to a termination in the period covered thereby; or (b) if such an agreement does not exist or if "disability" is not defined in any such agreement, a permanent and total disability as defined in Section 22(e)(3) of the Code. If an Award granted under the Plan is or becomes subject to Code Section 409A, "disability" shall have the meaning set forth in Code Section 409A. A Disability shall be deemed to occur only at the time of the determination by the Committee of the Disability.

      2.16  "Effective  Date" means the effective date of the Plan as defined in
Article XV.

      2.17 "Eligible Employee" means each employee of, or subject to Section 5.3, each prospective employee of, the Company or an Affiliate.

      2.18 "Exchange Act" means the Securities Exchange Act of 1934, as amended. Any references to any section of the Exchange Act shall also be a reference to any successor provision.

      2.19 "Fair Market Value" means, for purposes of the Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date and except as provided below, the closing sales price reported for the Common Stock on the applicable date: (a) as reported on the principal national securities exchange in the United States on which it is then traded; or (b) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the National Association of Securities Dealers, Inc. If the Common Stock is not traded on any such national securities exchange and not quoted on an automated quotation system sponsored by the National Association of Securities Dealers, Inc., Fair Market Value on the applicable date will be determined by the Board in its sole discretion. For purposes of the grant of any Award, the applicable date shall be the date on which the Award is granted, or if the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted. For purposes of the exercise of any Award, the applicable date shall be the date a notice of exercise is received by the Committee or, if not a day on which the applicable market is open, the next day that it is open.

      2.20  "Family   Member"  means  "family  member"  as  defined  in  Section
A.1.(a)(5) of the general instructions of Form S-8.

      2.21 "Good Reason" means, with respect to a Participant's Termination of Employment, the following: (a) in the case where there is an employment agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines "good reason" (or words or a concept of like import), a termination due to good reason (or words or a concept of like import), as defined in such agreement at the time of the grant of the Award; provided, however, that with regard to any agreement under which the definition of "good reason" applies only on occurrence of a change in control, such definition of "good reason" shall not apply until a change in control actually takes place and then only with regard to a termination in the period covered thereby; or (b) if such an agreement does not exist or if "good reason" is not defined in any such agreement, as defined in the Award agreement, if at all as determined by the Committee in its sole discretion.

      2.22 "Incentive Stock Option" means any Option awarded to an Eligible Employee under this Plan that is intended to be and is designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code and that actually satisfies the requirements of Code Section 422.

      2.23 "Non-Employee Director" means a Director of the Company who is not an active employee of the Company or an Affiliate.

      2.24 "Non-Qualified Stock Option" means any Option awarded under this Plan that is not an Incentive Stock Option.

      2.25 "Non-Tandem Stock Appreciation Right" shall mean the right to receive an amount in cash and/or stock equal to the difference between (a) the Fair Market Value of a share of Common Stock on the date such right is exercised, and
(b) the aggregate exercise price of such right, otherwise than on surrender of an Option.

      2.26 "Option" or "Stock Option" means any right to purchase shares of Common Stock granted to Eligible Employees, Non-Employee Directors or Consultants pursuant to Article VI at such exercise price, at such times, and on such other terms and conditions as are specified in the agreement or other documents evidencing the Award.

      2.27 "Other Stock-Based Award" means an Award granted under Article X of the Plan that is valued in whole or in part by reference to, or is payable in or otherwise based on, Common Stock.

      2.28 "Parent" means any parent corporation of the Company within the meaning of Section 424(e) of the Code.

      2.29 "Participant" means an Eligible Employee, Non-Employee Director or Consultant to whom an Award has been granted pursuant to the Plan.

      2.30 "Performance Award" means an Award made pursuant to Article IX of the Plan, which may be stated with reference to shares of Common Stock or to cash.

      2.31 "Performance Period" has the meaning set forth in Section 9.1.

      2.32 "Person" means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, incorporated organization, governmental or regulatory or other entity.

      2.33 "Plan" means this Galaxy Nutritional Foods, Inc. 2006 Stock Incentive Plan, as amended from time to time.

      2.34 "Prior Plans" means the Company's stock incentive plans that have heretofore been approved by the Company's shareholders.

      2.35 "Reference Stock Option" has the meaning set forth in Section 7.1.

      2.36 "Restricted Stock Award" means an Award of shares of Common Stock, or the right to receive shares of Common Stock in the future, subject to the restrictions under Article VIII.

      2.37 "RSU" means a restricted stock unit, which is an Award the value of which is calculated by reference to the value of shares of Common Stock, subject to the restrictions under Article VIII.

      2.38 "Restriction Period" has the meaning set forth in Subsection 8.3(a) with respect to Restricted Stock Awards.

      2.39 "Rule 16b-3" means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provision.

      2.40   "Section   162(m)   of  the   Code"   means   the   exception   for
performance-based compensation under Section 162(m) of the Code and any Treasury regulations thereunder.

      2.41 "Securities Act" means the Securities Act of 1933, as amended and all rules and regulations promulgated thereunder. Any reference to any section of the Securities Act shall also be a reference to any successor provision.

      2.42 "Stock Appreciation Right" shall mean the right pursuant to an Award granted under Article VII.

      2.43 "Subsidiary" means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

      2.44 "Substitute Awards" mean Awards granted or shares of Common Stock issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, by a company acquired by the Company or an Affiliate or with which the Company or an Affiliate combines.

      2.45 "Tandem Stock Appreciation Right" means the right to surrender to the Company all (or a portion) of an Option in exchange for an amount in cash and/or stock equal to the difference between (a) the Fair Market Value, on the date such Option (or such portion thereof) is surrendered, of the Common Stock covered by such Option (or such portion thereof), and (b) the aggregate exercise price of such Option (or such portion thereof).

      2.46 "Ten Percent Stockholder" means a person owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, its Subsidiaries or its Parent.

      2.47 "Termination" means a Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.

      2.48 "Termination of Consultancy" means: (a) that the Consultant is no longer acting as a consultant to the Company or an Affiliate; or (b) when an entity retaining a Participant as a Consultant ceases to be an Affiliate unless the Participant otherwise is, or thereupon becomes, a Consultant to the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that a Consultant becomes an Eligible Employee or a Non-Employee Director upon the termination of his or her consultancy, unless otherwise determined by the Committee, in its sole discretion, no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer any of a Consultant, an Eligible Employee or a Non-Employee Director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Consultancy in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Consultancy thereafter.

      2.49 "Termination of Directorship" means that the Non-Employee Director has ceased to be a Director of the Company; except that if a Non-Employee
Director becomes an Eligible Employee or a Consultant upon the termination of his or her directorship, his or her ceasing to be a Director of the Company shall not be treated as a Termination of Directorship unless and until the Participant has a Termination of Employment or Termination of Consultancy, as the case may be.

      2.50 "Termination of Employment" means: (a) a termination of employment (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (b) when an entity employing a Participant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that an Eligible Employee becomes a Consultant or a Non-Employee Director upon the termination of his or her employment, unless otherwise determined by the Committee, in its sole discretion, no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer any of an Eligible Employee, a Consultant or a Non-Employee Director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Employment in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter.

      2.51  "Transfer"  means:  (a) when used as a noun,  any direct or indirect transfer, sale, assignment, pledge, hypothecation, encumbrance or other disposition (including the issuance of equity in a Person), whether for value or no value and whether voluntary or involuntary (including by operation of law), and (b) when used as a verb, to directly or indirectly transfer, sell, assign, pledge, encumber, charge, hypothecate or otherwise dispose of (including by the issuance of equity in a Person) whether for value or for no value and whether voluntarily or involuntarily (including by operation of law). "Transferred" and "Transferable" shall have a correlative meaning.

                                  ARTICLE III
                                 ADMINISTRATION

      3.1 The Committee. The Plan shall be administered and interpreted by the Committee. Notwithstanding anything herein to the contrary, the Board shall have authority for administration and interpretation of the Plan with respect to Non-Employee Directors and all references herein to the authority of the Committee as applied to Non-Employee Directors shall be deemed to refer to the Board.

      3.2 Grants of Awards. The Committee shall have full authority to grant, pursuant to the terms of the Plan, to Eligible Employees, Consultants and Non-Employee Directors: (i) Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock Awards, (iv) RSU Awards, (v) Performance Awards, and (vi) Other Stock-Based Awards. Without limiting the generality of the foregoing, the Committee shall have the authority:

      (a) to select the Eligible Employees, Consultants and Non-Employee Directors to whom Awards may from time to time be granted hereunder;

      (b) to determine whether and to what extent Awards, or any combination thereof, are to be granted hereunder to one or more Eligible Employees, Consultants or Non-Employee Directors;

      (c) to determine the number of shares of Common Stock (if any) to be covered by an Award granted hereunder;

      (d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder (including, but not limited to, the exercise and/or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

      (e) to determine whether, to what extent, and under what circumstances grants of Options and other Awards under the Plan are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company outside of the Plan;

      (f) to determine whether and under what circumstances an Option may be settled in cash, Common Stock and/or restricted stock;

      (g) to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the Participant;

      (h) to determine whether an Option is an Incentive Stock Option or Non-Qualified Stock Option;

      (i) to determine whether to require a Participant, as a condition of the granting of any Award, to not sell or otherwise dispose of shares acquired pursuant to the exercise of an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Award;

      (j) to modify, extend or renew an Award, subject to Article XII herein, provided, however, that if an Award is modified, extended or renewed and thereby deemed to be the issuance of a new Award under the Code or the applicable accounting rules, the exercise price of an Option may continue to be the original exercise price even if less than the Fair Market Value of the Common Stock at the time of such modification, extension or renewal;

      (k) to offer to buy out an Award previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time such offer is made;

      (l) to determine at grant that an Option shall cease to be exercisable or an Award shall be forfeited, or that proceeds or profits applicable to an Award shall be returned to the Company, in the event the Participant engages in detrimental activity with respect to the Company or its Affiliates (as such term is defined by the Committee in the Award agreement) and, to interpret such definition and to approve waivers with regard thereto; and

      (m) to  determine  whether  or not an Award is  intended  to  comply  with
Section 162(m) of the Code.

      3.3 Guidelines.

      (a) Subject to Article XII hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan and perform all acts, including the delegation of its responsibilities (to the extent permitted by applicable law and applicable stock exchange rules), as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of the Plan. The Committee may also correct any administrative errors. Notwithstanding the foregoing, no action of the Committee under this Section 3.3 shall reduce the rights of any Participant without the Participant's consent. To the extent applicable, the Plan is intended to comply with the applicable requirements of Rule 16b-3 and Section 162(m) of the Code, and the Plan shall be limited, construed and interpreted in a manner so as to comply therewith.

      (b) Without limiting the generality of the foregoing, the Committee may adopt special guidelines and provisions for persons who are residing in or employed in, or subject to, the taxes of, any domestic or foreign jurisdictions, to comply with applicable laws, regulations, or accounting, listing or other rules with respect to such domestic or foreign jurisdictions.

      3.4 Decisions Final. Any decision, determination, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with the Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns. Without limiting the generality of the foregoing, all questions arising under the Plan or under any Award shall be decided by the Committee in its total and absolute discretion. The Committee shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants and accountants as it may select.

      3.5 Procedures. The Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable, including, without limitation, by telephone conference or by written consent to the extent permitted by applicable law. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all the Committee members in accordance with the By-Laws of the Company, shall be fully effective as if it had been made by a vote at a meeting duly called and held. The Committee shall make such rules and regulations for the conduct of its business as it shall deem advisable.

      3.6 Designation of Consultants/Liability.

      (a) The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of the Plan and (to the extent permitted by applicable law and applicable exchange rules) may grant authority to officers or other employees to execute agreements or other documents on behalf of the Committee.

      (b) The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or the Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any person designated pursuant to sub-section (a) above shall not be liable for any action or determination made in good faith with respect to the Plan. To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it.

      3.7 Indemnification. To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance directly insuring such person, each officer and member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Committee) or liability (including any sum paid in settlement of a claim with the approval of the Committee), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the administration of the Plan, except to the extent arising out of such officer's, member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the employees, officers, former officers, Directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or any Affiliate or any agreement of indemnification. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under the Plan. This Section 3.7 shall survive termination of the Plan.

      3.8 Delegation.

      (a) To the extent permitted by law, the Committee may delegate to one or more Directors or one or more authorized officers of the Company or a committee of Directors the right to grant Awards to Eligible Employees other than Directors or officers of the Company who are subject to Section 16 of the Exchange Act or are "covered employees" under Code Section 162(m) at the time the Award is granted, and to cancel or suspend Awards to Eligible Employees other than Directors or officers of the Company who are subject to Section 16 of the Exchange Act or are "covered employees" under Code Section 162(m).

      (b) Except to the extent prohibited by applicable law, the Committee may delegate to one more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time.

                                   ARTICLE IV
                                SHARE LIMITATION

      4.1 Shares.

      (a) Aggregate Limitation. The following provisions apply in determining the aggregate number of shares of Common Stock available under the Plan.

      (i) The aggregate number of shares of Common Stock that may be granted or used for reference purposes under the Plan shall not exceed one million shares plus (x) any Common Stock available for grant under the Prior Plans as of the date stockholder approval of the Plan is obtained, and (y) any other shares under the Prior Plans that again become available under Section 4.1(a)(ii) (subject to any increase or decrease pursuant to Section 4.2), which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company or both. In no event shall the aggregate number of shares of Common Stock granted pursuant to Incentive Stock Options exceed one million shares.

      (ii) If any shares of Common Stock subject to an Award (or an award under a Prior Plan) are forfeited, canceled, expire or otherwise terminate without issuance of such shares, or any Award or Prior Plan award is settled for cash, the shares shall, to the extent of such forfeiture, cancellation, expiration, termination or cash settlement, again be available for Awards under the Plan. If a Stock Appreciation Right is granted in tandem with an Option, such grant shall apply only once against the maximum number of shares of Common Stock that may be issued under the Plan. Shares of Common Stock underlying Awards (or Prior Plan stock options) settled in cash shall again be available for issuance under the Plan.

      (b) Individual Participant Limitations. The following provisions apply in determining the Awards that may be granted to an individual during a fiscal year of the Company.

      (i) The maximum number of shares of Common Stock subject to any Award which may be granted under the Plan to each Eligible Employee shall be 500,000 shares for each type of Award (subject to any increase or decrease pursuant to Section 4.2).

      (ii) The maximum payment under any Performance Award denominated in dollars under the Plan to each Eligible Employee for any fiscal year shall be Five Hundred Thousand ($500,000) Dollars.

      (c) Substitute Awards. Substitute Awards shall not reduce the shares of Common Stock authorized for grant under the Plan pursuant to Section 4.1(a) or authorized for grant to an Eligible Employee during any period pursuant to
Section 4.1(b). Additionally, in the event that a company acquired by the Company or an Affiliate, or with which the Company or an Affiliate combines, has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the shares of Common Stock authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall be made only to individuals who were not Eligible Employees, Consultants or Non-Employee Directors prior to such acquisition or combination.

      4.2 Changes.

      (a) The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, (ii) any merger or consolidation of the Company or any Affiliate,
(iii) any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock, (iv) the dissolution or liquidation of the Company or any Affiliate, (v) any sale or transfer of all or part of the assets or business of the Company or any Affiliate or (vi) any other corporate act or proceeding.

      (b) Subject to the provisions of Section 4.2(d), in the event of any such change in the capital structure or business of the Company by reason of any stock split, reverse stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, consolidation, spin-off, reorganization, partial or complete liquidation, acquisition of property or shares, separation, issuance of rights or warrants to purchase any Common Stock or securities convertible into Common Stock, any sale or transfer of all or part of the Company's assets or business, disaffiliation, any special cash dividend or any other corporate transaction or event having an effect similar to any of the foregoing and effected without receipt of consideration by the Company and the Committee determines in good faith that an adjustment is necessary or appropriate under the Plan to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under the Plan, then the aggregate number and kind of shares that thereafter may be issued under the Plan, the number and kind of shares or other property (including cash) to be issued upon exercise of an outstanding Award or under other Awards granted under the Plan and the purchase price thereof shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable, and any such adjustment determined by the Committee in good faith shall be final, binding and conclusive on the Company and all Participants and employees and their respective heirs, executors, administrators, successors and assigns. In connection with any event described in this paragraph, the Committee may provide, in its sole discretion, (i) for the cancellation of any outstanding Awards and payment in cash and/or other property having an aggregate value equal to the value of such Awards in exchange therefor, (ii) the substitution of other property for the shares of Common Stock subject to any outstanding Awards; and
(iii) in connection with any disaffiliation, arranging for the assumption of Awards, or replacement of Awards with new awards based on other property or other securities by the affected Affiliate or division or by the entity that controls such Affiliate or division following such disaffiliation (as well as any corresponding adjustments to Awards that remain based upon Company securities). Except as provided in this Section 4.2 or in the applicable Award agreement, a Participant shall have no rights by reason of any issuance by the Company of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend, any other increase or decrease in the number of shares of stock of any class, any sale or transfer of all or part of the Company's assets or business or any other change affecting the Company's capital structure or business. Notwithstanding anything to the contrary in the Plan, the limitations set forth in Section 4.1(b)(i) shall be subject to adjustment under this Section 4.2(b) only to the extent that such adjustment will not affect the status of any Award intended to qualify as "performance-based compensation" under Section 162(m) of the Code.

Notwithstanding the preceding paragraph, (i) any adjustments made pursuant to such paragraph to Awards that are considered "deferred compensation" within the meaning of Section 409A of the Code ("Section 409A") shall be made in compliance with the requirements of Section 409A, (ii) any adjustments made pursuant to such paragraph to Awards that are not considered "deferred compensation" subject to Section 409A shall be made in such a manner as to ensure that after such adjustment, the Awards either continue not to be subject to Section 409A or comply with the requirements of Section 409A, and (iii) the Committee shall not have the authority to make any adjustments pursuant to such paragraph to the extent that the existence of such authority would cause an Award that is not intended to be subject to Section 409A to be subject thereto. If any Award subject to Section 409A, the preceding paragraph shall be applicable only to the extent specifically provided in the Award agreement and permitted pursuant to
Section 14.16 of the Plan.

      (c) Except as otherwise determined by the Committee, fractional shares of Common Stock resulting from any adjustment in Awards pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down and any remaining fractional shares of Common Stock shall be settled in cash. Notice of any adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

      (d) In the event of (x) a merger or consolidation in which the Company is not the surviving entity, (y) any transaction that results in the acquisition of substantially all of the Company's outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or (z) the sale or transfer of all or substantially all of the Company's assets (all of the foregoing being referred to as an "Acquisition Event"), then the Committee, in its sole discretion, may terminate all vested and unvested Awards that are outstanding as of the date of Acquisition Event by delivering notice of termination to each Participant at least 20 days prior to the date of the Acquisition Event, in which case, during the period from the date on which such notice of termination is delivered to the date of the Acquisition Event, each such Participant shall have the right to exercise in full all of his or her vested and unvested Awards that are then outstanding (without regard to any limitations on vesting or exercisability otherwise contained in the Award agreements), but any such exercise shall be contingent on the consummation of the Acquisition Event, and, provided that, if the Acquisition Event does not occur within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void. If an Acquisition Event occurs but the Committee does not terminate the outstanding Awards pursuant to this Section 4.2(d), then the provisions of Section 4.2(b) and Article XI shall apply.

      4.3 Minimum Purchase Price. Notwithstanding any provision of the Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under the Plan, such shares shall not be issued for a consideration that is less than as permitted under applicable law.

                                   ARTICLE V
                                   ELIGIBILITY

      5.1 General Eligibility. All Eligible Employees, Consultants and Non-Employee Directors are eligible to be granted Awards. Eligibility for the grant of Awards and actual participation in the Plan shall be determined by the Committee in its sole discretion.

      5.2 Incentive Stock Options. Notwithstanding the foregoing, only Eligible Employees of the Company, its Subsidiaries and its Parent (if any) are eligible to be granted Incentive Stock Options under this Plan. Eligibility for the grant of an Incentive Stock Option and actual participation in this Plan shall be determined by the Committee in its sole discretion.

      5.3 General Requirement. The vesting and exercise of Awards granted to a prospective employee or consultant shall be conditioned upon such individual actually becoming an Eligible Employee of or Consultant to the Company or an Affiliate within a reasonable time thereafter, as determined by the Committee.

                                   ARTICLE VI
                                  STOCK OPTIONS

      6.1 Options. Options may be granted alone or in addition to other Awards granted under the Plan. The Committee shall have the authority to grant any Eligible Employee, Consultant or Non-Employee Director one or more Options. Each Option granted under the Plan shall be either: (a) an Incentive Stock Option or
(b) a Non-Qualified Stock Option.

      6.2 Grants. The Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. The Committee shall have the authority to grant any Consultant or Non-Employee Director one or more Non-Qualified Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof that does not so qualify shall constitute a separate Non-Qualified Stock Option.

      6.3 Terms of Options. Options granted under the Plan shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

      (a) Exercise Price. Other than in connection with Substitute Awards, the exercise price per share of Common Stock subject to an Option shall be determined by the Committee at the time of grant, provided that the per-share exercise price of any Option shall not be less than 100% (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, 110%) of the Fair Market Value of the Common Stock at the time of grant (unless adjusted in accordance with Section 4.2(b) pursuant to a merger, acquisition, or similar corporate transaction). Other than pursuant to Section 4.2(b), in the absence of shareholder approval, the Committee shall not be permitted to (a) lower the exercise price per share of an Option after it is granted, (b) cancel an Option when the option price per share exceeds the Fair Market Value of the underlying shares in exchange for another Award (other than in connection with Substitute Awards), and (c) take any other action with respect to an Option that may be treated as a repricing under the rules and regulations of the American Stock Exchange.

      (b) Option Term. The term of each Option shall be fixed by the Committee, provided that no Option shall be exercisable more than ten (10) years after the date the Option is granted, and provided, further, that the term of an Incentive Stock Option granted to a Ten Percent Stockholder by its terms shall not be exercisable more than five (5) years after the date the Incentive Stock Option is granted.

      (c) Vesting and Exercisability. Options granted under the Plan shall vest and/or be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. Notwithstanding the foregoing, the Committee may reduce or waive any limitations or restrictions with respect to a Participant's right to exercise all or part of the Option at any time at or after grant (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such Option may be exercised). The Company shall issue (or cause to be issued) such shares of Common Stock as soon as administratively practicable after the Option is exercised. An Option may not be exercised for a fraction of a share of Common Stock.

      (d) Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, to the extent vested, an Option may be exercised by a person entitled to exercise the Option in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price (or arrangements satisfactory to the Committee made for such payment) as follows: (i) in cash or by check, bank draft, money order or wire transfer payable to the order of the Company (denominated in U.S. dollars); or (ii) on such other terms and conditions as may be acceptable to the Committee, including the tendering (either actually or through attestation) or withholding of shares of Common Stock. No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.

      (e) Non-Transferability of Options. No Option shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution, and all Options shall be exercisable, during the Participant's lifetime, only by the Participant. Notwithstanding the foregoing, the Committee may determine, in its sole discretion, at the time of grant or thereafter that a Non-Qualified Stock Option that is otherwise not Transferable pursuant to this Section is Transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as specified by the Committee (including as provided under Section 12.2). A Non-Qualified Stock Option that is Transferred to a Family Member pursuant to the preceding sentence (i) may not be subsequently Transferred otherwise than by will or by the laws of descent and distribution and (ii) remains subject to the terms of the Plan and the applicable Award agreement. Any shares of Common Stock acquired upon the exercise of a Non-Qualified Stock Option by a permissible transferee of a Non-Qualified Stock Option or a permissible transferee pursuant to a Transfer after the exercise of the Non-Qualified Stock Option shall be subject to the terms of the Plan and the applicable Award agreement.

      (f) Termination by Death or Disability. Except as otherwise (x) provided in a written agreement between the Company and the Participant or (y) determined by the Committee at grant or (if no rights of the Participant are reduced) thereafter, if a Participant's Termination is by reason of death or Disability, all Options that are held by such Participant that are vested and exercisable at the time of the Participant's Termination may be exercised by the Participant (or, in the case of death, by the legal representative of the Participant's estate) at any time within a period of one year from the date of such Termination, but in no event beyond the expiration of the stated term of such Options if the Options are Incentive Stock Options; provided, however, that in the case of Disability, if the Participant dies within such exercise period, all unexercised Options held by such Participant shall thereafter be exercisable, to the extent to which they were exercisable at the time of death, for a minimum period of one year from the date of such death, but in no event beyond the expiration of the stated term of such Options if the Options are Incentive Stock Options.

      (g) Termination for Cause. Except as otherwise (x) provided in a written agreement between the Company and the Participant or (y) determined by the Committee at grant or (if no rights of the Participant are reduced) thereafter, if a Participant's Termination (i) is for Cause or (ii) is a voluntary Termination after the occurrence of an event that would be grounds for a Termination for Cause, all Options held by such Participant, whether or not vested, shall thereupon terminate and expire as of the date of such Termination or, if earlier, the date of the Cause event.

      (h) Termination for Any Other Reason. Except as otherwise (x) provided in a written agreement between the Company and the Participant or (y) determined by the Committee at grant, or (if no rights of the Participant are reduced) thereafter, if a Participant's Termination is for any reason not set forth in
Section 6.3(f) or (g), all Options that are held by such Participant that are vested and exercisable at the time of the Participant's Termination may be exercised by the Participant at any time within a period of 90 days from the date of such Termination, but in no event beyond the expiration of the stated term of such Options.

      (i) Unvested Options. Except as otherwise (x) provided in a written agreement between the Company and the Participant or (y) determined by the Committee at grant or (if no rights of the Participant are reduced) thereafter, Options that are not vested as of the date of a Participant's Termination for any reason shall terminate and expire as of the date of such Termination.

      (j) Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under this Plan and/or any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. For purposes of this Section 6.3(j), Incentive Stock Options shall be taken into account in the order in which they were granted. The per share exercise price of an Incentive Stock Option shall not be inconsistent with the requirements for qualification of the Incentive Stock Option under Code Section 422. Any agreement or other document evidencing Incentive Stock Options shall contain such other terms and conditions as may be necessary to qualify, to the extent determined desirable by the Committee, with the applicable provisions of Section 422 of the Code. Should any provision of this Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend this Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

      (k) Form, Modification, Extension and Renewal of Options. Subject to the terms and conditions and within the limitations of the Plan, Options shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may (i) modify, extend or renew outstanding Options granted under the Plan (provided that the rights of a Participant are not reduced without his or her consent), and (ii) accept the surrender of outstanding Options (up to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, an outstanding Option may not be modified to reduce the exercise price thereof nor may a new Option at a lower price be substituted for a surrendered Option (other than adjustments or substitutions in accordance with Section 4.2), unless such action is approved by the stockholders of the Company.

      (l) Buyout and Settlement Provisions. The Committee may at any time offer to buy out an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

      (m) Early Exercise. The Committee may provide that an Option include a provision whereby the Participant may elect at any time before the Participant's Termination to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option and such shares shall be subject to the provisions of Article VIII and treated as restricted stock. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Committee determines to be appropriate.

      (n) Other Terms and Conditions. Options may contain such other provisions, which shall not be inconsistent with any of the terms of the Plan, as the Committee shall deem appropriate.

                                  ARTICLE VII
                            STOCK APPRECIATION RIGHTS

      7.1 Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights, by their nature, may be granted only in conjunction with all or part of any Option (a "Reference Stock Option") granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant (and before the exercise or expiration) of such Reference
Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option.

      7.2 Terms and Conditions of Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, and the following:

      (a) Term. A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until and then only to the extent the exercise or termination of the Reference Stock Option causes the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.

      (b) Exercisability. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of
Article VI, and shall be subject to the provisions of Section 6.3(c).

      (c) Method of Exercise. A Tandem Stock Appreciation Right may be exercised by the Participant by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 7.2. Options that have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Stock Appreciation Rights have been exercised.

      (d) Payment. Upon the exercise of a Tandem Stock Appreciation Right, a Participant shall be entitled to receive up to, but no more than, an amount in cash and/or Common Stock (as determined by the Committee in its sole discretion at the time of grant or, if permitted by the grant, at the time of exercise) equal in value to the excess of the Fair Market Value of one share of Common Stock over the Option exercise price per share specified in the Reference Stock Option agreement multiplied by the number of shares in respect of which the Tandem Stock Appreciation Right shall have been exercised. The exercise price of a Tandem Stock Appreciation Right shall be required to be in accordance with
Section 6.3(a) on the date of grant except (i) if such Tandem Stock Appreciation Right is added to an Option after the date of grant of the Option, or (ii) in the case of Substitute Awards, in connection with an adjustment pursuant to
Section 4.2(b).

      (e) Deemed Exercise of Reference Stock Option. Upon the exercise of a Tandem Stock Appreciation Right for Common Stock, the Reference Stock Option (or part thereof, based on the value of the Common Stock issued on exercise) to which such Stock Appreciation Right is related shall be deemed to have been exercised for purposes of the limitation set forth in Article IV of the Plan on the number of shares of Common Stock to be issued under the Plan.

      7.3 Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights may also be granted without reference to any Options granted under the Plan.

      7.4 Terms and Conditions of Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, and the following:

      (a) Term. The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee, but shall not exceed ten (10) years after the date the right is granted.

      (b) Vesting and Exercisability. Non-Tandem Stock Appreciation Rights shall vest and/or be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. Notwithstanding the foregoing, the Committee may reduce or waive any limitations or restrictions with respect to a Participant's right to exercise all or part of a Non-Tandem Stock Appreciation Right at any time at or after grant (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such right may be exercised).

      (c) Method of Exercise. Subject to the installment exercise and waiting period provisions that apply under subsection (b) above, to the extent vested, Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time in accordance with the applicable Award agreement, by giving written notice of exercise to the Company specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.

      (d) Payment. Upon the exercise of a Non-Tandem Stock Appreciation Right, a Participant shall be entitled to receive, for each right exercised, an amount in cash and/or Common Stock (as determined by the Committee in its sole discretion at the time of grant or, if permitted by the grant, at the time of exercise) no greater than the excess of the Fair Market Value of one share of Common Stock on the date the right is exercised over the Fair Market Value of one share of Common Stock on the date the right was awarded to the Participant. The exercise price of a Non-Tandem Stock Appreciation Right may not be less than 100% of Fair Market Value of a share of Common Stock on the date of grant except in the case of Substitute Awards, in connection with an adjustment pursuant to Section 4.2(b). Other than pursuant to Section 4.2(b), in the absence of shareholder approval, the Committee shall not be permitted to (a) lower the Fair Market Value per share of a Non-Tandem Stock Appreciation Right after it is granted,
(b) cancel a Non-Tandem Stock Appreciation Right when the Fair Market Value per share at grant exceeds the Fair Market Value of the underlying shares in exchange for another Award (other than in connection with Substitute Awards), and (c) take any other action with respect to a Non-Tandem Stock Appreciation Right that may be treated as a repricing under the rules and regulations of the American Stock Exchange.

                                  ARTICLE VIII
               RESTRICTED STOCK AWARDS AND RESTRICTED STOCK UNITS

      8.1 Restricted Stock Awards and RSU Awards. Restricted Stock Awards and RSU Awards may be issued either alone or in addition to other Awards granted under the Plan. The Committee shall determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, grants of Restricted Stock Awards and RSU Awards shall be made, the number of shares to be awarded (or a formula for determining such number), the price (if any) to be paid by the Participant (subject to Section 8.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards. RSU Awards may be settled in shares of Common Stock and/or in cash or any combination as determined by the Committee in its sole discretion at or after the time of grant.

      8.2 Awards and Certificates. Eligible Employees, Consultants and Non-Employee Directors selected to receive a Restricted Stock Award or RSU Award shall not have any rights with respect to such Award, unless and until such Participant has delivered a fully executed copy of the agreement evidencing the Award to the Company and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

      (a) Purchase Price. Unless (x) otherwise provided by the Committee or (y) prohibited by applicable law, the purchase price of a Restricted Stock Award or RSU Award shall be zero. If required by law or the Committee otherwise determines that a Restricted Stock Award or RSU Award shall have a purchase price, such purchase price shall not be less than par value.

      (b) Acceptance. Restricted Stock Awards must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the grant date, by executing an Award agreement and by paying the price (if any) the Committee has designated thereunder (such acceptance may be in any manner that the Committee may establish, including deemed acceptance).

      8.3 Restrictions and Conditions. Restricted Stock Awards and RSU Awards awarded pursuant to the Plan shall be subject to the following restrictions and conditions:

      (a) Restriction Period.

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

      (i) The Participant shall not be permitted to Transfer a Restricted Stock Award or RSU Award awarded under the Plan during the period or periods set by the Committee (the "Restriction Period") commencing on the date of such Award, as set forth in the Award agreement and such agreement shall set forth a vesting schedule and any events that would accelerate vesting of the Restricted Stock Award or RSU Award. Based on service, attainment of performance goals pursuant to
            Section 8.3(a)(ii) below and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may place conditions on the grant. In addition, the Committee in its sole discretion may (A) provide for the lapse of restrictions in whole or in part, (B) accelerate the vesting of all or any part of any Restricted Stock Award or RSU Award and/or (C) waive the deferral limitations for all or any part of any such Award.

      (ii) Objective Performance Goals, Formulas or Standards. If the grant of a Restricted Stock Award or RSU Award or the lapse of restrictions is based on the attainment of performance goals, the Committee shall establish the objective performance goals, including, to the extent the Committee so determines, from among those set forth in Exhibit A hereto, and the applicable vesting percentage of the Restricted Stock Award or RSU Award applicable to each Participant or class of Participants in writing prior to the beginning of the applicable fiscal year or at such later date as otherwise determined by the Committee and while the outcome of the performance goals are substantially uncertain. Notwithstanding anything to the contrary herein, the performance criteria for any Restricted Stock Award or RSU Award that is intended to satisfy the requirements for qualified performance-based compensation under Section 162(m) of the Code shall be established by the Committee including, to the extent the Committee so determines, from among those criteria set forth in Exhibit A hereto, and specified in writing not later than ninety
            (90) days after the commencement of the period of service (or, if earlier, the elapse of 25% of such period) to which the performance goals relate and otherwise within the time period required by the Code, provided that the outcome is substantially uncertain at the time the Committee establishes the goals.

      (b) Rights as a Stockholder; Dividends. Beginning on the date of grant of a Restricted Stock Award and subject to acceptance of the associated Award agreement, the Participant shall become a shareholder of the Company with respect to all shares of Common Stock subject to the Restricted Stock Award and shall have all of the rights of a shareholder, including the right to vote such shares and the right to receive distributions made with respect to such shares; provided, however, that, in the absence of Committee action to the contrary, any shares of Common Stock or any other property (other than regular cash distributions) distributed as a dividend or otherwise with respect to any Restricted Stock Award as to which the restrictions have not yet lapsed shall be subject to the same restrictions as the shares covered by such Award.

      (c) Termination. Except as otherwise (x) provided in a written agreement between the Company and the Participant or (y) determined by the Committee at grant or (if no rights of the Participant are reduced) thereafter, subject to the applicable provisions of the Award agreement and the Plan, upon a Participant's Termination for any reason during the relevant Restriction Period, all Restricted Stock Awards and RSU Awards still subject to restriction will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter. In the absence of such provisions in the Award agreement, in the event of: (i) death or Disability, restrictions shall lapse on the Participant's Restricted Stock Awards and RSU Awards on a pro rata monthly basis through the date of Termination, with performance awards paid at the end of the performance period based on actual results; and (ii) any other Termination, any unvested Restricted Stock Awards or RSUs shall immediately be cancelled.

      (d) Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock Award or RSU Award, certificates for shares attributable to such Award shall be delivered to the
Participant (or, if certificates were previously issued, replacement certificates shall be delivered upon return of the previously issued certificates). All legends shall be removed from said certificates at the time of delivery to the Participant, except as otherwise required by applicable law or other limitations imposed by the Committee. Notwithstanding the foregoing, actual certificates shall not be issued to the extent that book entry recordkeeping is used.

                                   ARTICLE IX
                               PERFORMANCE AWARDS

      9.1 Performance Awards. Performance Awards may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, Performance Awards shall be awarded, the number of Performance Awards to be awarded to any person, the duration of the period (the "Performance Period") during which, and the conditions under which, a Participant's right to Performance Awards will be vested, the ability of Participants to defer receipt of Performance Awards, and the other terms and conditions of the Award in addition to those set forth in Section 9.2. The minimum Performance Period shall be one year.

      The Committee shall condition the right to payment or vesting of any Performance Award upon the attainment of objective performance goals established pursuant to Section 9.2(b) below.

      9.2 Terms and  Conditions.  Performance  Awards  awarded  pursuant to this
Article IX shall be subject to the following terms and conditions:

      (a) Earning or Vesting of Performance Award. At the expiration of the applicable Performance Period, the Committee shall determine the extent to which the performance goals established pursuant to Section 9.2(b) are achieved and the percentage of each Performance Award that has been earned or vested.

      (b) Objective Performance Goals, Formulas or Standards. The Committee shall establish the objective performance goals, including, to the extent the Committee so determines, from among those set forth in Exhibit A hereto, for the earning of Performance Awards based on a Performance Period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or, to the extent such Award is intended to comply with Section 162(m) of the Code, at such later date as permitted thereunder and while the outcome of the performance goals is substantially uncertain.

      (c) Payment. Following the Committee's determination, shares of Common Stock and/or cash, as determined by the Committee in its sole discretion at the time of grant or, if permitted by the grant, thereafter, shall be delivered to the Eligible Employee, Consultant or Non-Employee Director, or his legal representative, in an amount equal to such individual's earned or vested Performance Award. Notwithstanding the foregoing, the Committee may, in its sole discretion and, to the extent Section 162(m) of the Code is applicable, in accordance therewith, (i) award a number of shares of Common Stock or an amount of cash less than the earned Performance Award and/or (ii) subject the payment of all or part of any Performance Award to additional vesting, forfeiture and deferral conditions.

      (d) Termination. Subject to the applicable provisions of the Award agreement and the Plan, upon a Participant's Termination for any reason during the Performance Period for a Performance Award, such Performance Award will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant or, if no rights of the Participant are reduced, thereafter.

      (e) Accelerated Vesting. The Committee, in its sole discretion, may accelerate the vesting of all or any part of any Performance Award or waive the deferral limitations for all or any part of such Award.

                                   ARTICLE X
                            OTHER STOCK-BASED AWARDS

      10.1 Other Awards.

      (a) Subject to the limitations set forth in Section 4.1(a), the Committee is authorized to grant to Eligible Employees, Consultants and Non-Employee Directors Other Stock-Based Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock, including, but not limited to, (a) shares of Common Stock awarded purely as a bonus and not subject to any restrictions or conditions, (b) shares of Common Stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or an Affiliate, (c) stock equivalent units, and (d) Awards valued by reference to book value of shares of Common Stock. Other Stock-Based Awards may be granted either alone or in addition to or in tandem with other Awards granted under the Plan.

      (b) Subject to the provisions of the Plan, the Committee shall have authority to determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other conditions of the Awards.

      (c) The Committee may condition the grant or vesting of Other Stock-Based Awards upon the attainment of specified performance goals, including, to the extent the Committee so determines, from among those set forth on Exhibit A hereto, as the Committee may determine, in its sole discretion. Notwithstanding anything to the contrary herein, the performance criteria for any Award made pursuant to this Article X that is intended to satisfy the requirements for qualified performance-based compensation under Section 162(m) of the Code shall be established by the Committee including, to the extent the Committee so determines, from among those criteria set forth in Exhibit A hereto, and specified in writing not later than ninety (90) days after the commencement of the period of service (or, if earlier, the elapse of 25% of such period) to which the performance goals relate and otherwise within the time period required by the Code, provided that the outcome is substantially uncertain at the time the Committee establishes the goals.

      10.2 Terms and Conditions.  Other Stock-Based Awards made pursuant to this
Article X shall be subject to the following terms and conditions:

      (a) Vesting. Any Award under this Article X and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award agreement, as determined by the Committee, in its sole discretion.

      (b) Price. Common Stock issued on a bonus basis under this Article X may be issued for no cash consideration to the extent permitted by law.

      (c) Payment. Payment, if any, with respect to any Award under this Article X shall be made in accordance with the terms of the Award, in cash or shares of Common Stock, as determined by the Committee in its sole discretion.

                                   ARTICLE XI
                          CHANGE IN CONTROL PROVISIONS

      11.1 Benefits. In the event of a Change in Control of the Company (as defined below), and except as otherwise provided by the Committee in an Award agreement or, if no rights of the Participants are reduced, thereafter, a Participant's Award shall be treated as follows:

      (a) Unless the Committee provides otherwise in an Award agreement or if no rights of the Participant are reduced, thereafter, no acceleration of vesting or lapsing of restrictions shall occur with respect to an Award if the Committee reasonably determines in good faith, prior to the occurrence of the Change in Control, that the Award shall be continued, assumed, have new rights substituted therefor or be treated in accordance with Section 4.2(d) hereof, but, unless the Committee determines otherwise, any such Award shall automatically vest in full upon the Participant's Termination without Cause or for Good Reason within 18 months after the Change in Control.

      (b) In the event that subsection (a) above does not apply, all outstanding Options and Non-Tandem Stock Appreciation Rights granted to a Participant prior to the Change in Control shall be fully vested and immediately exercisable in their entirety. The Committee, in its sole discretion, may provide at the time of grant for the purchase of any Awards by the Company or an Affiliate for an amount of cash equal to the excess of the Change in Control Price (as defined below) of the shares of Common Stock covered by such Awards, over the aggregate exercise price of such Awards. For purposes of this Section 11.1, "Change in Control Price" shall mean the average Fair Market Value of a share of Common Stock during the 20 trading days immediately prior to a Change in Control of the Company or as otherwise determined by the Committee. Notwithstanding anything to the contrary contained herein, for purposes of Incentive Stock Options, any assumed or substituted Option shall comply with the requirements of Treasury Regulation ss. 1.425-1 (and any amendments thereto).

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

      (c) In the event that subsection (a) above does not apply and unless the Committee otherwise determines, all Performance Awards granted to a Participant prior to the Change in Control shall vest on the following schedule: (i) if at least 50% of a Performance Award's Performance Period has been completed, the Award shall vest in full and be paid out as if the relevant Performance Period had ended upon such Change in Control and the determination of the extent to which any specified performance goals or targets had been achieved had been made at such time, and (ii) if less than 50% of the Performance Award's Performance Period has been completed, the Award shall vest in full and shall be paid out at 50% of Award target without consideration of performance to date.

      (d) In the event that subsection (a) above does not apply, the restrictions to which any Restricted Stock Awards or RSU Awards granted to a Participant prior to the Change in Control are subject shall lapse as if the applicable Restriction Period had ended upon such Change in Control.

      11.2 Change in Control. "Change in Control" shall mean the occurrence of one of the following events:

      (a) individuals who, on the Effective Date, constitute the Board (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the Effective Date whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be an Incumbent Director ;

      (b) any "person" (as such term is defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes, after the Effective Date, a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 40% or more of the combined voting power of the Company's then outstanding securities eligible to vote for the election of the Board (the "Company Voting Securities"); provided, however, that an event described in this subsection (b) shall not be deemed to be a Change in Control if any of following becomes such a beneficial owner:

      (i) the Company or any majority-owned subsidiary (provided, that this exclusion applies solely to the ownership levels of the Company or the majority-owned subsidiary),

      (ii) any tax-qualified, broad-based employee benefit plan sponsored or maintained by the Company or any majority-owned subsidiary,

      (iii) any underwriter temporarily holding securities pursuant to an offering of such securities, or

      (iv) any person pursuant to a Non-Qualifying Transaction (as defined below);

      (c) the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or any of its Subsidiaries that requires the approval of the Company's stockholders, whether for such transaction or the issuance of securities in the transaction (a "Business Combination"), unless immediately following such Business Combination:

      (i)   50% or more of the total voting power of:

            (x) the corporation resulting from such Business Combination (the "Surviving Corporation"), or

            (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the "Parent Corporation"), is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination;

      (ii) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of 40% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation); and

      (iii) at least a majority of the members of the board of directors of the Parent Corporation (or if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Directors at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination

            (any Business Combination which satisfies all of the criteria specified in (i), (ii) and (iii) above shall be deemed to be a "Non-Qualifying Transaction"); or

      (d) stockholder approval of a liquidation or dissolution of the Company, unless the voting common equity interests of an ongoing entity (other than a liquidating trust) are beneficially owned, directly or indirectly, by the Company's shareholders in substantially the same proportions as such shareholders owned the Company's outstanding voting common equity interests immediately prior to such liquidation and such ongoing entity assumes all existing obligations of the Company under this Plan.

      (e) Notwithstanding the foregoing, a Change in Control of the Company shall not be deemed to occur solely because any person acquires beneficial ownership of more than 40% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that, if after such acquisition by the Company such person becomes the beneficial owner of Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur.

                                  ARTICLE XII
         TERMINATION OR AMENDMENT OF PLAN/NON-TRANSFERABILITY OF AWARDS

      12.1 Termination or Amendment. Notwithstanding any other provision of the Plan, the Board (or a duly authorized Committee thereof) may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article XIV), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, except (x) to correct obvious drafting errors or as otherwise required by law or (y) as specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be reduced without the consent of such Participant and, provided further, without the approval of the holders of the Company's Common Stock entitled to vote in accordance with applicable law, no amendment may be made that would (i) increase the aggregate number of shares of Common Stock that may be issued under the Plan under Section 4.1(a) (except by operation of Section 4.2); (ii) increase the maximum individual limitations under Section 4.1(b) (except by operation of Section 4.2); (iii) change the classification of individuals eligible to receive Awards under the Plan; (iv) extend the maximum option period under Section 6.3; (v) materially alter the performance goals as set forth in Exhibit A; or (vi) require stockholder approval in order for the Plan to continue to comply with the applicable provisions of Section 162(m) of the Code or, to the extent applicable to Incentive Stock Options, Section 422 of the Code. In no event may the Plan be amended without the approval of the stockholders of the Company in accordance with the applicable laws of the State of Delaware to increase the aggregate number of shares of Common Stock that may be issued under the Plan, decrease the minimum exercise price of any Award, or to make any other amendment that would require stockholder approval under the rules of any exchange or system on which the Company's securities are listed or traded at the request of the Company. The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to
Article IV above, except (x) to correct obvious drafting errors or as otherwise required by law or applicable accounting rules, or (y) as specifically provided herein, no such amendment or other action by the Committee shall reduce the rights of any Participant without the Participant's consent. Termination of the Plan shall not affect the Committee's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

      12.2 Non-Transferability of Awards. Subject to Section 6.3(e), except as the Committee may permit, in its sole discretion, at the time of grant or thereafter, no Award shall be Transferable by the Participant (including, without limitation to, a Family Member) otherwise than by will or by the laws of descent and distribution, and all Awards shall be exercisable, during the Participant's lifetime, only by the Participant. Any attempt to Transfer any Award or benefit not otherwise permitted by the Committee in accordance with the foregoing sentence shall be void, and any such benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such benefit, nor shall it be subject to attachment or legal process for or against such person. An Option that is Transferred pursuant to the preceding sentence (i) may not be subsequently Transferred otherwise than by will or by the laws of descent and distribution, except as may otherwise be permitted by the Committee and (ii) remains subject to the terms of the Plan and the applicable Award agreement. Notwithstanding anything to the contrary contained in this Section 12.2 (or, with respect to a Non-Qualified Stock Option, Section 6.3(e)), if and to the extent approved by the Committee in its sole discretion, an employee. Consultant, or Non-Employee Director may transfer an Award (but not Awards constituting in excess of one percent of the Common Stock outstanding in any single Transfer) to a charitable organization. Any shares of Common Stock acquired by a permissible transferee shall continue to be subject to the terms of the Plan and the applicable Award agreement.

                                  ARTICLE XIII
                                  UNFUNDED PLAN

      13.1 Unfunded Status of Plan. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but that are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

                                  ARTICLE XIV
                               GENERAL PROVISIONS

      14.1 Legend and Custody.

      (a) The Committee may require each person receiving shares of Common Stock pursuant to an Option or other Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by the Plan, the certificates for such shares may include any legend that the Committee deems appropriate to reflect any restrictions on Transfer.

      (b) All certificates for shares of Common Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under (a) the rules, regulations and other requirements of the Securities and Exchange Commission, (b) any stock exchange upon which the Common Stock is then listed or any national securities exchange system upon whose system the Common Stock is then quoted, or (c) applicable law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

      (c) If stock certificates are issued in respect of an Award, the Committee may require that any stock certificates evidencing such Award be held in custody by the Company until the Award has vested or the restrictions thereon have lapsed, and that, as a condition of any grant of such an Award, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

      14.2 Other Plans. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. Neither the adoption of the Plan by the Board or a Committee nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or any Committee to adopt such other incentive arrangements as it or they may deem desirable, including without limitation, the granting of restricted shares or restricted share units or stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

      14.3 Certification. Prior to the payment of any compensation under an Award intended to qualify as "performance-based compensation" under Section 162(m) of the Code, the Committee shall certify in writing the extent to which any performance criteria and any other material terms under such Award have been satisfied (other than in cases where such criteria relate solely to the increase in the value of the shares of Common Stock).

      14.4 Discretionary Adjustments Pursuant to Section 162(m). Notwithstanding satisfaction of any completion of any performance criteria, to the extent specified as of the date of grant date, the number of shares of Common Stock, Options or other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such performance criteria may be reduced by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine.

      14.5 Deferral; Dividends and Dividend Equivalents. The Committee may, in its sole discretion, establish terms and conditions pursuant to which the cash payment or delivery of Common Stock pursuant to an Award may be deferred. Subject to the provisions of the Plan, the terms of any Award (including a deferred Award) may provide, if so determined by the Committee in its sole discretion, for the payment of cash, Common Stock or other property dividends, or cash payments in amounts equivalent to cash, Common Stock or other property dividends ("Dividend Equivalents"), on either a current or a deferred basis, with respect to the number of shares of Common Stock subject to such Award. The Committee may also provide that any such dividends or dividend equivalents shall be subject to the same restrictions and risk of forfeiture as the underlying Award or be deemed to have been reinvested in additional Awards or otherwise reinvested.

      14.6 No Right to Employment/Directorship/Consultancy or Award. Neither the Plan nor the grant of any Option or other Award hereunder shall give any Participant or other employee, Consultant or Non-Employee Director any right with respect to continuance of employment, consultancy or directorship by the Company or any Affiliate, nor shall they be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or a Consultant or Non-Employee Director is retained to terminate his or her employment, consultancy or directorship at any time. No person shall have any claim or right to be granted an Award. Further, the Company and its Affiliates expressly reserve the right, at any time, to dismiss any employee or Consultant at any time without liability or any claim under the Plan, except as provided herein or in any Award entered into hereunder.

      14.7 Withholding of Taxes. The Company shall have the right to deduct from any payment to be made pursuant to the Plan, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any federal, state or local taxes required by law to be withheld. Upon the vesting of a Restricted Stock Award or RSU Award (or other Award that is taxable upon vesting), or upon making an election under Section 83(b) of the Code, a Participant shall pay all required withholding to the Company. If permitted by the Committee, the minimum statutorily required withholding obligation with regard to any Participant may be satisfied by (i) reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned, or (ii) the Participant's tendering to the Company of shares of Common Stock owned by such Participant for at least six months (or otherwise acquired by such Participant on the open market). Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

      14.8 Listing and Other Conditions.

      (a) Except as otherwise determined by the Committee, as long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issuance of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option or other Award with respect to such shares shall be suspended until such listing has been effected.

      (b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Option or other Award is or may be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise, with respect to shares of Common Stock or Awards, and the right to exercise any Option or other Award shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

      (c) Upon termination of any period of suspension under this Section 14.8, any Award affected by such suspension that shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares that would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Award.

      (d) A Participant shall be required to supply the Company with any certificates, representations and information that the Company requests, and otherwise to cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval as the Company deems necessary or appropriate.

      14.9 Governing Law. The Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

      14.10 Construction. Wherever any words are used in the Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

      14.11 Other Benefits. No Award granted or paid out under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

      14.12  Costs.  The  Company  shall  bear  all  expenses   associated  with
administering the Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.

      14.13 No Right to Same Benefits.  The provisions of Awards need not be the
same  with  respect  to  each   Participant,   and  such  Awards  to  individual
Participants need not be the same in subsequent years.

      14.14 Death/Disability. The Committee may, in its sole discretion, require the transferee of a Participant to supply it with written notice of the Participant's death or Disability and to supply it with a copy of the will (in the case of the Participant's death) and/or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may also require the agreement of the transferee to be bound by all of the terms and conditions of the Plan.

      14.15 Section 16(b) of the Exchange Act. All elections and transactions under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.

      14.16 Section 409A of the Code. It is the intention of the Company that no Award shall be "deferred compensation" subject to Section 409A of the Code, unless and to the extent that the Committee specifically determines otherwise, and the Plan and the terms and conditions of all Awards shall be interpreted accordingly. The terms and conditions governing any Awards that the Committee determines will be subject to Section 409A of the Code, including any rules for elective or mandatory deferral of the delivery of cash or shares of Common Stock pursuant thereto and any rules regarding treatment of such Awards in the event of a Change of Control, shall be set forth in the applicable Award agreement, and shall comply in all respects with Section 409A of the Code. The Board may amend the Plan as necessary to comply with Section 409A of the Code without shareholder consent. 14.17 Legal Compliance. Shares of Common stock shall not be issued pursuant to an Option, Stock Appreciation Right, Stock Award or Other Stock-Based Award unless the such Option, Stock Appreciation Right, Stock Award or Other Stock-Based Award and the issuance and delivery of such shares shall comply with applicable law and shall be further subject to the approval of counsel for the Company with respect to such compliance. Unless the Awards and shares covered by this Plan have been registered under the Securities Act or the Company has determined that such registration is unnecessary, each person receiving an Award and/or shares pursuant to any Award may be required by the Company to give a representation in writing that such person is acquiring such shares for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

      14.18 Limitation on Liability. The Company and any Affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant, Eligible Employee, Consultant, Non-Employee Directors or any other persons as to:

      (a) The non-issuance or sale of shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder; and

      (b) Any tax consequence expected, but not realized, or any exchange control obligation owed, by any Participant, Eligible Employee, Consultant, Non-Employee Directors or other person due to the receipt, exercise or settlement of any Option or other Award granted hereunder.

      14.19 Tax Withholding. No later than the date as of which an amount with respect to any Award under the Plan first becomes includible in the gross income of the Participant for any tax purposes with respect to which the Company has a tax withholding obligation, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Company, withholding obligations may be settled with shares, including shares that are part of the Award that gives rise to the withholding requirement; provided, however, that not more than the legally required minimum withholding may be settled with shares. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any vested shares or any other payment due to the participant at that time or at any future time. The Committee may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with shares.

      14.20 Successor and Assigns. The Plan shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate.

      14.21 Severability of Provisions. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

      14.22 Payments to Minors, Etc. Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Board, the Company, its Affiliates and their employees, agents and representatives with respect thereto.

      14.23 Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

                                   ARTICLE XV
                             EFFECTIVE DATE OF PLAN

      The Plan shall become effective upon the date specified by the Board in its resolution adopting the Plan, subject to the approval of the Plan by the stockholders of the Company within 12 months before or after such date of adoption, in accordance with the requirements of the laws of the State of Delaware.

                                  ARTICLE XVI
                                  TERM OF PLAN

      No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the earlier of the date the Plan is adopted or the date of stockholder approval, but Awards granted prior to such tenth anniversary may extend beyond that date.

                                  ARTICLE XVII
                                  NAME OF PLAN

      The Plan shall be known as "Galaxy Nutritional Foods, Inc. 2006 Stock Incentive Plan."

                                    EXHIBIT A

                                PERFORMANCE GOALS

      Performance goals established for purposes of the vesting of performance-based Restricted Stock Awards, RSU Awards, Performance Awards and/or Other Stock-Based Awards shall be based on one or more of the following performance goals ("Performance Goals"), which may be set in terms of the performance of the Company or any subsidiary, division, other operational unit or business segment of the Company: (i) the attainment of certain target levels of, or a specified increase in, enterprise value or value creation targets; (ii) the attainment of certain target levels of, or a specified increase in, after-tax or pre-tax profits, including without limitation as attributable to continuing and/or other operations of the Company; (iii) the attainment of certain target levels of, or a specified increase in, operational cash flow or economic value added; (iv) the attainment of a certain level of reduction of, or other specified objectives with regard to limiting the level of increase in all or a portion of, the Company's bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee; (v) the attainment of certain target levels of, or a specified increase in, earnings per share or earnings per share from continuing operations; (vi) the attainment of certain target levels of, or a specified increase in, net sales, revenues, net income or earnings before income tax or other exclusions; (vii) the attainment of certain target levels of, or a specified increase in, return on capital employed or return on invested capital;
(viii) the attainment of certain target levels of, or a specified increase in, after-tax or pre-tax return on stockholder equity; (ix) the attainment of certain target levels of, or a specified increase in, the fair market value of the shares of the Company's Common Stock; (x) the growth in the value of an investment in the Company's Common Stock assuming the reinvestment of dividends;
(xi) a  transaction  that results in the sale of stock or assets of the Company;
(xii) the attainment of certain target levels of, or a specified reduction in, expenses; or (xiii) implementation, completion or attainment of interim measurable goals with regard to research, development, products or projects. The Committee may also exclude the impact of an event or occurrence which the Committee determines should be appropriately excluded, including (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company's management, or (iii) a change in tax law or accounting standards required by generally accepted accounting principles.

      In addition, such Performance Goals may be based upon the attainment of specified levels of Company (or subsidiary, division or other operational unit or business segment of the Company) performance under one or more of the measures described above relative to the performance of other corporations. The Committee may: (i) designate additional business criteria on which the performance goals may be based or (ii) adjust, modify or amend the aforementioned business criteria.

                       [GRAPHIC OMITTED][GRAPHIC OMITTED]

          V FOLD AND DETACH HERE AND READ THE REVERSE SIDE V
--------------------------------------------------------------------------------


                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                         GALAXY NUTRITIONAL FOODS, INC.

      The undersigned hereby appoints DAVID H. LIPKA and MICHAEL E. BROLL, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Galaxy Nutritional Foods, Inc. (the "Company") held of record by the undersigned at the close of business on August 8, 2006, at the Annual Meeting of Stockholders of the Company to be held at the Company's headquarters, 2441 Viscount Row, Orlando, Florida 32809, at 10:00 a.m., local time, on Friday, September 29, 2006, or at any adjournment thereof.

       (Continued, and to be marked, dated, and signed, on the other side)

                          VOTE BY TELEPHONE OR INTERNET

                          QUICK *** EASY *** IMMEDIATE

                         Galaxy Nutritional Foods, Inc.

Voting by telephone or Internet is quick, easy and immediate. As a Galaxy Nutritional Foods, Inc. stockholder, you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 6:00 p.m., Eastern Daylight Savings Time, on September 28, 2006.

To Vote Your Proxy by Internet
www.continentalstock.com

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

To Vote Your Proxy by Phone
1 (866) 894-0537

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

PLEASE DO NOT  RETURN  THE CARD  BELOW IF YOU ARE  VOTING  ELECTRONICALLY  OR BY
PHONE.

To Vote Your Proxy by Mail
Mark, sign, and date your proxy card below, detach it, and return it in the postage-paid envelope provided.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" PROPOSAL 1, 2 AND 3. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, WHICH RECOMMENDS A VOTE FOR THE PROPOSALS.

1 PROPOSAL TO ELECT FIVE DIRECTORS, FOR A TERM OF ONE YEAR EACH, UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFY.

      |_| FOR all  nominees  |_|  WITHHOLD  AUTHORITY  to vote for all  nominees
                                  listed below

      (INSTRUCTION: To withhold authority to vote for any nominee, draw a line through such nominee's name)

      1. DAVID A. LIPKA, 2. MICHAEL E. BROLL, 3. ANGELO S. MORINI, 4. PETER JUNGSBERGER, 5. ROBERT S. MOHEL

2     PROPOSAL TO APPROVE THE GALAXY NUTRITIONAL FOODS,  FOR   AGAINST   ABSTAIN
      INC. 2006 STOCK INCENTIVE PLAN.                     |_|    |_|       |_|

3     PROPOSAL TO RATIFY THE RETENTION OF CROSS, FERNANDEZ,
      AND REILY, LLP AS THE INDEPENDENT AUDITORS OF THE    FOR   AGAINST ABSTAIN
      COMPANY FOR THE FISCAL YEAR ENDING MARCH 31, 2007.   |_|    |_|      _|

      4 In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

-----------------------------------------------------
                                                     |           COMPANY ID:
                                                     |
                                                     |         PROXY NUMBER:
                                                     |
                                                     |        ACCOUNT NUMBER:
                                                     |
                                                     |
-----------------------------------------------------

Signature _____________________ Signature _____________________ Date____________
NOTE: Please sign exactly as name appears hereon. When shares are held by joint owners, each owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.